UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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Soliciting Material Pursuant to §240.14a-12

EyeGate Pharmaceuticals, Inc.

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EYEGATE PHARMACEUTICALS, INC.
271 Waverley Oaks Road, Suite 108
Waltham, MA 02452
May 5, 2021
Dear Stockholder:
I am pleased to invite you to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of EyeGate Pharmaceuticals, Inc. (“EyeGate”) to be held on Thursday, June 24, 2021 at 1:00 p.m. Eastern Time, at the offices of EyeGate at 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452.
Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and Proxy Statement. All stockholders are normally invited to attend the Annual Meeting in person. However, based on the ongoing coronavirus pandemic and related government guidelines, we urge stockholders not to attend the Annual Meeting this year and to instead vote by proxy.
Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. You may vote over the Internet or in person at the Annual Meeting or, if you receive your proxy materials by U.S. mail, you also may vote by mailing a proxy card or voting by telephone. Please review the instructions on the Notice or on the proxy card regarding your voting options.
Thank you for your ongoing support of EyeGate. We look forward to your participation our Annual Meeting.
Sincerely,
Stephen From
Executive Chairman

EYEGATE PHARMACEUTICALS, INC.
271 Waverley Oaks Road, Suite 108
Waltham, MA 02452
(781) 788-8869

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 24, 2021

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of EyeGate Pharmaceuticals, Inc. (the “Company”) will be held on Thursday, June 24, 2021, at 1:00 p.m. Eastern Time at the offices of the Company, 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452, for the following purposes:
1.
To elect two director nominees as Class III Directors, nominated by the board of directors, for a three-year term, such term to continue until the annual meeting of stockholders in 2024 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;

2.
To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement;

3.
To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;

4.
To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

5.
To approve the issuance of up to 3,127,303 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) upon the conversion of shares of Series D Convertible Preferred Stock of the Company (the “Series D Preferred Stock”) issued and to be issued in connection with the Company’s acquisition of Panoptes Pharma Ges.m.b.H. in December 2020 in accordance with Nasdaq Listing Rule 5635(a);

6.
To approve an amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 200,000 shares; and

7.
Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Stockholders may attend the Annual Meeting in person. However, based on the ongoing coronavirus pandemic and related government guidelines, we urge stockholders not to attend the Annual Meeting this year and to instead vote over the Internet or, if a stockholder receives proxy materials by U.S. mail, by mailing a proxy card or voting by telephone.
The board of directors has fixed the close of business on May 4, 2021 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of our common stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.

In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.
The board of directors of EyeGate Pharmaceuticals, Inc. recommends that you vote “FOR” the election of the nominees of the board of directors as directors of EyeGate Pharmaceuticals, Inc., “FOR” the proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement, “1 YEAR” for the proposal to approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers, “FOR” the proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm, “FOR” the proposal to approval of the issuance of up to 3,127,303 shares of Common Stock upon the conversion of shares of Series D Preferred Stock, and “FOR” the proposal to approve an amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 200,000.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Thursday, June 24, 2021: The Proxy Statement and 2020 Annual Report to Stockholders, which includes the Annual Report on Form 10-K for the year ended December 31, 2020, are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.
By order of the board of directors,
Stephen From
Executive Chairman
Waltham, Massachusetts
May 5, 2021
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

EyeGate Pharmaceuticals, Inc.
Notice of 2021 Annual Meeting of Stockholders,
Proxy Statement and Other Information
Contents
Page
Proxy Statement	1
Proposal 1: Election of Directors	4
Information Regarding Directors	5
Information Regarding the Board of Directors and its Committees	8
Report of the Audit Committee	13
Executive Officers	14
Executive Compensation	15
Director Compensation	22
Security Ownership of Certain Beneficial Owners and Management	24
Equity Compensation Plan Information	26
Transactions With Related Persons	27
Expenses of Solicitation	28
Submission of Stockholder Proposals for the 2022 Annual Meeting	28
Submission of Securityholder Recommendations for Director Candidates	29
Stockholder Communications with the Board of Directors	30
Independent Registered Public Accounting Firm	30
Proposal 2: Non-Binding Advisory Vote on the Compensation of Named Executive Officers	31
Proposal 3: Non-Binding Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Named Executive Officers	32
Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm	33
Proposal 5: Approval of the Issuance of up to 3,127,303 Shares of Common Stock upon the conversion of Shares of Series D Convertible Preferred Stock	34
Proposal 6: Approval of an Amendment to the 2014 Equity Incentive Plan to Increase the Maximum Number of Shares Authorized for Issuance by 200,000 Shares	37
Multiple Stockholders Sharing the Same Address	43
Other Matters	44
Appendix A — EyeGate Pharmaceuticals, Inc. 2014 Equity Incentive Plan, as amended	A-1

EYEGATE PHARMACEUTICALS, INC.
271 Waverley Oaks Road, Suite 108
Waltham, MA 02452
(781) 788-8869

PROXY STATEMENT

Annual Meeting of Stockholders to Be Held on Thursday, June 24, 2021
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of EyeGate Pharmaceuticals, Inc. (the “Company” or “we”) for use at the Annual Meeting of Stockholders of the Company to be held on June 24, 2021, at 1:00 p.m. Eastern Time, at the offices of the Company, 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452, and any adjournments or postponements thereof. You may obtain directions to the Annual Meeting at www.proxyvote.com. At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:
1.
The election of two director nominees as Class III directors, nominated by the board of directors (or the “board”), for a three-year term, such term to continue until the annual meeting of stockholders in 2024 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;

2.
The approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement;

3.
The approval, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers;

4.
The ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

5.
The approval of the issuance of up to 3,127,303 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) upon the conversion of shares of Series D Convertible Preferred Stock of the Company (the “Series D Preferred Stock”) issued and to be issued in connection with the Company’s acquisition of Panoptes Pharma Ges.m.b.H. in December 2020 in accordance with Nasdaq Listing Rule 5635(a);

6.
The approval of an amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 200,000 shares; and

7.
Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Stockholders may attend the Annual Meeting in person. However, based on the ongoing coronavirus pandemic and related government guidelines, we urge stockholders not to attend the Annual Meeting this year and to instead vote over the Internet or, if a stockholder receives proxy materials by U.S. mail, by mailing a proxy card or voting by telephone.
Under rules and regulations of the Securities and Exchange Commission, or SEC, instead of mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner of our common stock, we are now furnishing proxy materials, which include our Proxy Statement and Annual Report, to our shareholders over the Internet and providing a Notice of Internet Availability of Proxy Materials by mail. The Notice of Internet Availability of Proxy Materials is first being mailed to stockholders of the Company on or about May 5, 2021, in connection with the solicitation of proxies for the Annual Meeting. The board of directors has fixed the close of business on May 4, 2021 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of common stock, par value $0.01 per share, of the Company (the “Common Stock”) at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of April 29, 2021, there were 7,097,912 shares of Common Stock outstanding. As of April 29, 2021, there were approximately 61 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter properly submitted at the Annual Meeting.
The presence, in person or by proxy, of holders of at least a majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy, properly deliver proxies via the Internet or telephone, or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Consistent with applicable law, we intend to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Applicable rules no longer permit brokers to vote in the election of directors if the broker has not received instructions from the beneficial owner. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.
With respect to the election of two Class III directors in Proposal 1, such directors are elected by a plurality of the votes cast if a quorum is present. Votes may be cast for the directors or withheld. In a plurality election, votes may only be cast in favor of or withheld from the nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the persons receiving the highest number of “FOR” votes will be elected as a director. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes.
Approval of Proposal No. 2 regarding the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement requires the affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on Proposal No. 2.
Approval of Proposal No. 3 regarding the approval, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers requires the affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. However, because stockholders have several voting choices with respect to this proposal, it is possible that no single choice will receive a majority vote. In light of the foregoing, the board will consider the outcome of the vote when determining the frequency of future non-binding votes on executive compensation. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on Proposal No. 3.
Approval of Proposal No. 4 regarding the ratification of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on Proposal No. 4.
Approval of Proposal No. 5 regarding the approval of the issuance of up to 3,127,303 shares of Common Stock upon the conversion of shares of Series D Preferred Stock requires the affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on Proposal No. 5.
Approval of Proposal No. 6 regarding the amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 200,000 shares requires the affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on Proposal No. 6.

The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.
You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct you how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you how you may submit your proxy via the Internet or mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.
We encourage you to vote either online, by telephone or by completing, signing, dating and returning a proxy card or if you hold your shares through a brokerage firm, bank or other financial institution, by completing and returning a voting instruction form. This ensures that your shares will be voted at the Annual Meeting and reduces the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting.
Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote in person or to attend the Annual Meeting in person. Any record holder as of the Record Date may attend the Annual Meeting and may revoke a previously provided proxy at any time by: (i) executing and delivering a later-dated proxy to the corporate secretary at EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452; (ii) delivering a written revocation to the corporate secretary at the address above before the meeting; or (iii) voting in person at the Annual Meeting.
Beneficial holders who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Annual Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding shares of Common Stock on their behalf in order to obtain a “legal proxy”, which will allow them to vote in person at the meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.
Our board of directors recommends a vote of “1 YEAR” for the proposal to approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers, and an affirmative vote on all other proposals specified in the notice for the Annual Meeting. Proxies will be voted as specified. If your proxy is properly submitted, it will be voted in the manner you direct. If you do not specify instructions with respect to any particular matter to be acted upon at the meeting, proxies will be voted in favor of the board of directors’ recommendations.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Thursday, June 24, 2021: The Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

PROPOSAL 1
ELECTION OF DIRECTORS
The board of directors of the Company currently consists of seven members and is divided into three classes of directors, with two directors in Class I, three directors in Class II and two directors in Class III. Directors serve for three-year terms with one class of directors being elected by our stockholders at each annual meeting to succeed the directors of the same class whose terms are then expiring.
At the Annual Meeting, two Class III directors, nominated by the board of directors, will stand for election to serve until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal.
At the recommendation of the nominating and corporate governance committee, the board of directors has nominated Stephen From and I. Keith Maher, MD for election as the Class III directors of the Company. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy “FOR” the election of Stephen From and I. Keith Maher, MD. The nominees have agreed to stand for election and, if elected, to serve as a directors. However, if any such person nominated by the board of directors is unable to serve or will not serve, the proxies will be voted for the election of such other person or persons as the nominating and corporate governance committee and the board of directors may recommend.
Vote Required
The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the election of each of the nominees as a Class III director of the Company.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOLLOWING NOMINEES OF THE BOARD OF DIRECTORS: STEPHEN FROM AND I. KEITH MAHER, MD. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

INFORMATION REGARDING DIRECTORS
Set forth below is certain information regarding the directors and director nominee of the Company based on information furnished to the Company by each director and director nominee. The biographical description below for each director and director nominee includes his age, all positions he holds with the Company, his principal occupation and business experience over the past five years, and the names of other publicly-held companies for which he currently serves as a director or has served as a director during the past five years. The biographical description below for each director and director nominee also includes the specific experience, qualifications, attributes and skills that led to the conclusion by the board of directors that such person should serve as a director of the Company. In addition to such specific information, we also believe that all of our directors and director nominee have a reputation for integrity, honesty and adherence to high ethical standards. Further, they have each demonstrated business acumen and an ability to exercise sound judgment as well as a commitment of service to the Company and our board.
On April 1, 2021, Thomas E. Hancock, Morton F. Goldberg, MD and Bernard Malfroy-Camine resigned from the board of directors. On April 1, 2021, the board of directors appointed Kenneth Gayron and Aron Shapiro as Class II directors.
The board of directors has determined that all the incumbent directors listed below are “independent” as such term is currently defined by applicable NASDAQ rules, except for Mr. Boyd, Dr. Maher and Mr. From, who is the Executive Chairman of the board of directors.
The following information is current as of April 1, 2021, based on information furnished to the Company by each director:
Directors of EyeGate Pharmaceuticals, Inc.
Name	Age	Position with the Company	Director Since
Class III Directors – Term expires 2021; nominated to Serve a Term Expiring 2024
Stephen From*	57	Executive Chairman	October 2005
I. Keith Maher, MD*	53	Director	January 2020
Class I Directors – Term expires 2022
Paul Chaney(2)(3)	63	Lead Independent Director	September 2007
Steven J. Boyd	40	Director	May 2018
Class II Directors – Term expires 2023
Kenneth Gayron(1)(3)	51	Director	April 2021
Aron Shapiro(1)(2)	43	Director	April 2021
Praveen Tyle(1)(2)(3)	61	Director	June 2008

*
Nominee for election

(1)
Member of the compensation committee

(2)
Member of the nominating and corporate governance committee

(3)
Member of the audit committee

Nominees for Election as Class III Directors — Term to expire 2024
Stephen From, Executive Chairman, has served as our Executive Chairman since February 2021, and prior to then served as our President, Chief Executive Officer, and director since October 2005. Mr. From was formerly the Chief Financial Officer at Centelion SAS, an independent biotechnology subsidiary of Sanofi-Aventis. Prior to this, Mr. From spent several years as an investment banker specializing in the biotechnology and medical device sectors. He served as Director in the Global Healthcare Corporate and Investment Banking Group and Head of European Life Sciences for Bank of America Securities. Mr. From

holds a BSc from the University of Western Ontario, an accounting diploma from Wilfred Laurier University and has qualified as a Chartered Accountant in Ontario, Canada.
We believe Mr. From’s qualifications to sit on our board of directors include his executive leadership experience, financial expertise and the knowledge and understanding he has gained from serving as our President and Chief Executive Officer from 2005 through 2021.
I. Keith Maher, MD, Director, has served as a director since January 2020. Dr. Maher has worked at Armistice Capital covering healthcare since 2019. From 2013 through 2018, Dr. Maher served as the North American healthcare analyst for Schroder Investment Management. Prior to joining Schroder, Dr. Maher held senior roles at Omega Advisors, Gracie Capital and Paramount BioCapital. Prior to joining Paramount, Dr. Maher was a Managing Director at Weiss, Peck & Greer (WPG) Investments. He joined WPG from Lehman Brothers, where he worked as an equity research analyst covering medical device and technology companies. Dr. Maher has served on the board of directors of Tenax Therapeutics, Inc. since July 2020, and previously served on the boards of directors of Vaxart, Inc. from November 2019 through January 2021 and Tetraphase Pharmaceuticals, Inc. from January 2020 through July 2020. Dr. Maher completed his clinical training in medicine at the Mount Sinai Medical Center in New York City and earned an MBA from Northwestern University’s Kellogg Graduate School of Management.
We believe Dr. Maher’s qualifications to sit on our board of directors include his medical training, investment expertise and experience serving as a board member in the pharmaceutical industry.
Class I Directors — Term expires 2022
Paul Chaney, Lead Independent Director, has served as a director since September 2007 and as lead independent director since April 2021. He is co-founder, President & CEO of PanOptica, Inc, a private venture-backed biopharmaceutical company that licenses and develops drugs for the treatment of important ophthalmic conditions, and has held such positions since March 2009. Prior to founding PanOptica, Mr. Chaney was Executive Vice President and President of OSI-Eyetech Pharmaceuticals Inc., the wholly-owned eyecare biopharmaceutical subsidiary of OSI Pharmaceuticals, Inc. (OSI). Prior to its acquisition by OSI, Mr. Chaney served as Chief Operating Officer of Eyetech, Inc., where he was responsible for the launch of Macugen, the first anti-VEGF treatment for neovascular age-related macular degeneration (wet-AMD), and was part of the executive team which led Eyetech’s initial public offering in 2004. Mr. Chaney has over 30 years of experience in the biopharmaceutical and ophthalmic medical device industry, including a variety of senior management positions at Pharmacia Corporation. He began his career as a sales representative for The Upjohn Company in 1980. Mr. Chaney has also served as a member of the board of directors of Sesen Bio, Inc. (formerly Eleven Biotherapeutics, Inc.), a biologics company focusing on targeted protein therapeutics, from February 2014 to August 2018. Mr. Chaney earned a double BA in English and Biological Sciences from the University of Delaware.
We believe Mr. Chaney’s qualifications to sit on our board of directors include his executive leadership experience, including 20 years leading major ophthalmology businesses both in the U.S. and globally for both a large public pharmaceutical company and privately held start-ups. Mr. Chaney’s responsibilities have spanned commercial operations, manufacturing, regulatory, business development, non-clinical and clinical development functions. He was responsible for building and leading the commercial organizations responsible for the launches of major glaucoma and retina therapeutics, and commercializing the ophthalmic device business for Pharmacia Corporation.
Steven J. Boyd, Director, has served as a director since May 15, 2018. He is the Chief Investment Officer of Armistice Capital, a long-short equity hedge fund focused on the health care and consumer sectors based in New York City. Previously, Mr. Boyd had been a Research Analyst at Senator Investment Group, York Capital, and SAB Capital Management, where he focused on health care. Mr. Boyd began his career as an Analyst at McKinsey & Company. Mr. Boyd has served as a member of the boards of directors of Cerecor Inc., since April 2017, of Tenax Therapeutics, Inc. since July 2020, and of Aytu Biosciences Inc. since March 2019. Additionally, Mr. Boyd served on the boards of directors of Vaxart, Inc. from October 2019 through January 2021 and of Tetraphase Pharmaceuticals, Inc. from January 2020 through July 2020. Mr. Boyd received a B.S. in Economics as well as a B.A. in Political Science from The Wharton School of the University of Pennsylvania.

We believe Mr. Boyd’s qualifications to sit on our board of directors include his experience in the capital markets and strategic transactions, and his focus on the healthcare industry.
Class II Directors — Term expires 2023
Kenneth Gayron, Director, has served as a director since April 2021. Mr. Gayron has served as Chief Financial Officer and Executive Vice President of Avid Technology, Inc., a leading technology provider for the media and entertainment industry, since May 2018. Mr. Gayron previously served as CFO and interim CEO for Numerex Corporation, a single source, leading provider of managed enterprise solutions enabling the Internet of Things, from March 2016 to February 2018. Prior to his tenure with Numerex, Mr. Gayron served as CFO of Osmotica Pharmaceutical Corp., a global specialty pharmaceutical company, from October 2013 to February 2016. Prior to Osmotica, Mr. Gayron acted as Vice President — Finance and Treasurer for Sensus, Inc., a global smart grid communications company, from February 2011 until September 2013. From April 2009 until January 2011, Mr. Gayron served as Treasurer of Nuance Communications, a software/services company. From 1992 until 2009, Mr. Gayron held positions of increasing responsibility with investment banks, including UBS, Bank of America and CIBC. Mr. Gayron received a BS in Finance from Boston College and an MBA from Cornell University.
We believe that Mr. Gayron’s qualifications to sit on our board of directors include his executive leadership experience, financial experience and track record for enhancing operational capabilities to drive growth.
Aron Shapiro, Director, has served as a director since April 2021. Mr. Shapiro has served in positions of increasing responsibility at Ora, Inc., the world’s leading full-service ophthalmic drug and device development firm, since July 1999, most recently serving as Senior Vice President and Partner, Asset Development and Partnering since August 2019, as Senior Vice President and Chief Commercial Officer between August 2017 and August 2019, and as Vice President between October 2010 and August 2017. At Ora, Mr. Shapiro is responsible for investment and strategic partnering was previously responsible for worldwide business development and sales activities. Mr. Shapiro received a BS in Biological Chemistry from Bates College.
We believe that Mr. Shapiro’s qualifications to sit on our board of directors include his extensive clinical-regulatory strategy and business development experience in the ophthalmology space.
Praveen Tyle, PhD, Director, has served as a director since June 2008. Since April 2021, Dr. Tyle has served as President, CEO and member of the board of directors of Invectys, Inc. and Invectys USA, Inc., a biopharmaceutical company focused on the development of innovative immunotherapy approaches to treat cancer. From May 2016 to April 2021, Dr. Tyle has served as Executive Vice President of Research and Development of Lexicon Pharmaceuticals. Dr. Tyle was previously a member of the executive management team at Osmotica Pharmaceutical Corp., serving as President and Chief Executive Officer and member of the board of directors from January 2013 through April 2016 and as Executive Vice President and Chief Scientific Officer from August 2012 to December 2012. He is also a member of the board of Orient EuroPharma Co., Ltd. of Taiwan. Dr. Tyle has nearly 30 years of experience in the pharmaceutical industry with the majority of his tenure in senior executive leadership positions in areas of research and development, manufacturing, quality, business development and operations. Prior to joining Osmotica Pharmaceutical Corp., Dr. Tyle served as Executive Vice President (from January 2012 to August 2012) and Chief Scientific Officer (from October 2011 to August 2012) for the United States Pharmacopeia, or USP. Prior to joining USP, Dr. Tyle from 2008 to 2011, served as the Senior Vice President and Global Head of Business Development and Licensing at Novartis Consumer Health from March 2009 to September 2011. At Novartis Consumer Health, Dr. Tyle also served as Senior Vice President & Global Head of Research and Development from March 2009 to February 2010. Dr. Tyle holds a doctorate in pharmaceutics and pharmaceutical chemistry from the Ohio State University and a BS in Pharmacy (honors) from the Institute of Technology, Banaras Hindu University in India.
We believe Dr. Tyle’s qualifications to sit on our board of directors include his executive research and development leadership experience and significant mergers and acquisitions and business development and licensing experience.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
During the year ended December 31, 2020, our board of directors held six meetings. Each of the directors except for Steven Boyd attended at least 75% of the total number of meetings of the board of directors and of the committees of which he was a member. The board of directors encourages directors to attend in person the Annual Meeting of Stockholders of the Company, or Special Meeting in lieu thereof, or, if unable to attend in person, to participate by other means, if practicable. In recognition of this policy, the board of directors typically schedules a regular meeting of the board of directors to be held on the date of, and immediately following, the Annual Meeting of Stockholders.
Board Leadership Structure
On February 1, 2021, Mr. From was appointed by our board of directors as Executive Chairman and Dr. Obermayr was appointed by the Board as our Acting Chief Executive Officer. Our board of directors has nominated Mr. From for election to the board at the Annual Meeting.
With the roles of Executive Chairman and Acting Chief Executive Officer separated between Mr. From and Dr. Obermayr, respectively, our board of directors believes our leadership structure enhances the accountability of our Acting Chief Executive Officer to the board and encourages balanced decision making. In addition, our board of directors believes that this structure provides an environment in which the independent directors are fully informed, have significant input into the content of board meetings, and can provide objective and thoughtful oversight of management. Our board of directors also separated the rules in recognition of the differences in responsibilities. As an additional element of its leadership structure, our board of directors has appointed Mr. Chaney to serve as lead independent director. The non-employee directors meet regularly in executive sessions outside the presence of management. While our Acting Chief Executive Officer is responsible for our day-to-day leadership and operations, the Executive Chairman of the board of directors and the lead independent director provide guidance to our board and set the agenda for board meetings. Our lead independent director serves under a lead independent director charter approved by our board, pursuant to which, among other things, he presides over executive sessions of the board, has authority to call meetings of independent directors, approves the frequency of board meetings, recommends committee membership to our nominating and corporate governance committee, and serves as a liaison between the Executive Chairman and the independent directors.
Our board of directors also considered that our audit, compensation, and nominating and corporate governance committees, which oversee critical matters such as the integrity of our financial statements, the compensation of executive officers, the selection and evaluation of directors, the development and implementation of corporate governance policies, and the oversight of our compliance with laws and regulations, each consist entirely of independent directors. Our board of directors does not have a current requirement that the roles of Chief Executive Officer and Chairman of the board be either combined or separated, because the board currently believes it is in the best interests of our Company to make this determination based on the position and direction of our Company and the constitution of the board and management team. From time to time, the board will evaluate whether the roles of Chief Executive Officer and Chairman of the board should be combined or separated. The board has determined that having separate roles of our Company’s Chief Executive Officer and Chairman is in the best interest of our stockholders at this time.
Independent Directors
Our board of directors is currently composed of eight members. Under the published listing requirements of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within twelve months of the completion of an initial public offering. All of the members of our board except for Mr. Boyd, Dr. Maher and Mr. From qualify as independent directors in accordance with the published listing requirements of Nasdaq.
Classified Board
Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:
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The Class III directors are Stephen From and I. Keith Maher, MD, and their terms expire at this Annual Meeting (and, if re-elected, the annual meeting of stockholders to be held in 2024);

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The Class I directors are Paul Chaney and Steven J. Boyd, and their terms expire at the annual meeting of stockholders to be held in 2022; and

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The Class II directors are Kenneth Gayron, Aron Shapiro and Praveen Tyle and their terms expire at the annual meeting of stockholders to be held in 2023.

The authorized number of directors may be changed only by resolution of the board of directors. This classification of the board of directors into three classes with staggered three-year terms may have the effect of delaying or preventing changes in our control or management.
Role of Board in Risk Oversight Process
Our board of directors has responsibility for the oversight of the company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.
The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating and corporate governance committee manages risks associated with the independence of the board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board as a whole.
Corporate Governance
We believe our corporate governance initiatives comply with the Sarbanes-Oxley Act and the rules and regulations of the SEC adopted thereunder. In addition, we believe our corporate initiatives comply with the rules of The Nasdaq Capital Market. Our board of directors continue to evaluate our corporate governance principles and policies.
Our board of directors have adopted a code of business conduct that applies to each of our directors, officers and employees. The code addresses various topics, including:
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compliance with applicable laws, rules and regulations;

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conflicts of interest;

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public disclosure of information;

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insider trading;

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corporate opportunities;

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competition and fair dealing;

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gifts;

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discrimination, harassment and retaliation;

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health and safety;

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record-keeping;

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confidentiality;

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protection and proper use of company assets;

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payments to government personnel; and

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reporting illegal and unethical behavior.

The code of business conduct is posted on our website. Any waiver of the code of business conduct for an executive officer or director may be granted only by our board of directors or a committee thereof and must be timely disclosed as required by applicable law. The code of business conduct will implement whistleblower procedures that establish format protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures will be communicated promptly to the audit committee.
Board Committees
Our board of directors has established an audit committee, a compensation committee and nominating and corporate governance committee, each of which operate under a charter that has been approved by our board. The directors serving as members of these committees meet the criteria for independence under, and the functioning of these committees complies with, the applicable requirements of the Sarbanes-Oxley Act and SEC rules and regulations. In addition, we believe that the functioning of these committees complies with the rules of The Nasdaq Capital Market. Each committee has the composition and responsibilities described below.
Audit Committee
Our board of directors has established an audit committee, which is comprised of Kenneth Gayron, Paul Chaney and Praveen Tyle, each of whom is a non-employee member of the board of directors. Kenneth Gayron serves as the chair of the audit committee. Thomas Hancock served as chair of the audit committee prior to his resignation from the board of directors in April 2021. The audit committee met five times during 2020. The audit committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. Pursuant to the audit committee charter, the functions of the committee include, among other things:
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appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

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overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

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reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

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monitoring our internal control over financial reporting and our disclosure controls and procedures;

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meeting independently with our registered public accounting firm and management;

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preparing the audit committee report required by SEC rules;

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reviewing and approving or ratifying any related person transactions; and

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overseeing our risk assessment and risk management policies.

All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC. Our board of directors has determined that Kenneth Gayron is an “audit committee financial expert” as defined by applicable SEC rules. In addition, our board of directors has also determined that Mr. Gayron has the requisite financial sophistication under applicable Nasdaq rules and regulations.

Compensation Committee
Our board of directors has established a compensation committee, which is comprised of Praveen Tyle, Kenneth Gayron and Aron Shapiro. Praveen Tyle serves as the chair of the compensation committee. Thomas Hancock and Bernard Malfroy-Camine served as members of the compensation committee prior to their resignations from the board of directors in April 2021. The compensation committee met two times during 2020. Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. Pursuant to the compensation committee charter, the functions of this committee include:
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evaluating the performance of our chief executive officer and determining the chief executive officer’s salary and contingent compensation based on performance and other relevant criteria;

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identifying the corporate and individual objectives governing the chief executive officer’s compensation;

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in consultation with the chief executive officer, determining the compensation of our other officers;

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making recommendations to our board with respect to director compensation;

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reviewing and approving the terms of material agreements with our executive officers;

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overseeing and administering our equity incentive plans and employee benefit plans;

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reviewing and approving policies and procedures relating to the perquisites and expense accounts of our executive officers;

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if and as applicable, furnishing the annual compensation committee report required by SEC rules; and

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conducting a review of executive officer succession planning, as necessary, reporting its findings and recommendations to our board of directors, and working with the Board in evaluating potential successors to executive officer positions.

Our board of directors has determined that each of the members of the Compensation Committee is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and is an “outside director” as that term is defined in Section 162(m) of the United States Internal Revenue Code of 1986, as amended, or Section 162(m).
Governance Committee
Our board of directors has established a nominating and corporate governance committee, which is comprised of Paul Chaney, Aron Shapiro and Praveen Tyle. Paul Chaney serves as the chair of the nominating and corporate governance committee. Thomas Hancock served as a member and Bernard Malfroy-Camine served as the chair of the Compensation Committee prior to their resignations from the board of directors in April 2021. The nominating and corporate governance committee met two times during 2020. Pursuant to the governance committee charter, the functions of this committee include, among other things:
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identifying, evaluating, and making recommendations to our board of directors and our stockholders concerning nominees for election to our board, to each of the board’s committees and as committee chairs;

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annually reviewing the performance and effectiveness of our board and developing and overseeing a performance evaluation process;

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annually evaluating the performance of management, the board and each board committee against their duties and responsibilities relating to corporate governance;

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annually evaluating adequacy of our corporate governance structure, policies, and procedures; and

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providing reports to our board regarding the committee’s nominations for election to the board and its committees.

Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee is or has in the past served as an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

REPORT OF THE AUDIT COMMITTEE
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or any future filing with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.
The undersigned members of the audit committee of the board of directors of the Company submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended December 31, 2020 as follows:
1.
The audit committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2020.

2.
The audit committee has discussed with representatives of EisnerAmper LLP the matters required to be discussed with them by applicable requirements of Public Company Accounting Oversight Board Auditing Standard AS 1301: Communications with Audit Committees.

3.
The audit committee has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the Securities and Exchange Commission.
Submitted by the audit committee:
Kenneth Gayron, Chairman
Paul Chaney
Praveen Tyle

EXECUTIVE OFFICERS
Biographical information regarding our executive officers is set forth below. Each executive officer is elected annually by our board and serves until his or her successor is appointed and qualified, or until such individual’s earlier resignation or removal.
Name	Age	Position
Stephen From	57	Executive Chairman
Franz Obermayr, Ph.D.	52	Acting Chief Executive Officer
Sarah Romano	41	Chief Financial Officer
Michael Manzo	61	Vice President of Engineering
Stephen From, Executive Chairman — Please refer to “Proposal No. 1 — Election of Directors” section of this proxy statement for Mr. From’s biographical information.
Franz Obermayr, Ph.D., Acting Chief Executive Officer, has served as our Acting Chief Executive Officer since February 1, 2021 and previously served as our EVP Clinical Development from December 2020 through February 2021. Dr. Obermayr is a Managing Director of Panoptes Pharma Ges.m.b.H. (“Panoptes”), our wholly-owned subsidiary. He served as Co-Founder and CEO of Panoptes since its founding in 2013. Prior to Panoptes, Dr. Obermayr was Head of Clinical Development at Nabriva Therapeutics AG from 2009 to 2013, where he was responsible for all clinical programs, and also served as Program Manager from 2007 to 2009. His earlier career involved various positions at GPC-Biotech, most recently as Director Drug Discovery. Dr. Obermayr played a key role in the commercialization of these programs by managing large collaborations with pharmaceutical companies. Prior to GPC-Biotech, he completed his postdoctoral studies at the Max-Planck Institute for Immunobiology in Freiburg. Dr. Obermayr earned his Ph.D. in biochemistry at the Imperial Cancer Research Fund in London.
Sarah Romano, CPA, Chief Financial Officer, has served as our Chief Financial Officer since January 1, 2018 and previously served as our Interim Chief Financial Officer between February 2017 and January 2018. Ms. Romano joined us as Corporate Controller in 2016, and has been responsible for our accounting, tax, financial reporting, and internal controls. Prior to joining EyeGate, Ms. Romano served as Assistant Controller at TechTarget from June 2015 through August 2016 and Corporate Controller at Bowdoin Group, a healthcare-focused executive recruiting firm, from September 2013 through May 2015. Previously, she held financial reporting positions of increasing responsibility at SoundBite Communications from 2008 until its acquisition by Genesys in 2013, serving as Senior Financial Reporting Analyst from 2008 to 2010, as Financial Reporting Supervisor from 2010 to 2011 and as Financial Reporting Manager from 2011 to 2013. Ms. Romano also served as a Senior Financial Reporting Analyst at Cognex Corporation, a publicly-traded manufacturer of machine vision systems, software and sensors, from 2004 through 2008. Ms. Romano began her career as an Auditor in the Boston office of PricewaterhouseCoopers. A licensed CPA in Massachusetts, she holds a Bachelor of Arts in Accounting from College of the Holy Cross and a Masters of Accounting from Boston College.
Michael Manzo, Vice President of Engineering, has been with us since October 2006 and has served as Vice President of Engineering for the last seven years. Mr. Manzo has over 30 years of experience in product development and manufacturing in the medical device industry. Prior to working at EyeGate, Mr. Manzo held positions of President and Chief Operating Officer (2002 — 2006) at Jenline Industries, Ltd., which is now part of Helix Medical, LLC. He has been part of multiple start-up companies over the years, ranging in medical specialties from cardiology, radiology, urology and laparoscopic surgery. Mr. Manzo holds a Masters in Business Administration Degree from Suffolk University and a Bachelor of Science Degree in engineering from University of Massachusetts, Lowell.

EXECUTIVE COMPENSATION
We are a “smaller reporting company” under Rule 405 of the Securities Act of 1933, as amended. As a result, we have elected to comply with the reduced disclosure requirements applicable to smaller reporting companies in accordance with SEC rules. We had only three executive officers during the fiscal year ended December 31, 2020, Stephen From, our former President and Chief Executive Officer, Sarah Romano, our Chief Financial Officer, and Michael Manzo, our Vice President of Engineering, who are our named executive officers. Stephen From was appointed as the Executive Chairman of our board of directors effective February 1, 2021, and ceased serving as President and Chief Executive Officer as of that date.
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers during our fiscal years ended December 31, 2020 and December 31, 2019.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards(2) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Stephen From	2020	400,000	160,000	129,282	193,923	—	883,205
Executive Chairman; Former President and Chief Executive Officer(3)	2019	400,000	106,600	—	94,740	—	601,340
Sarah Romano	2020	264,361	60,000	64,641	64,641	—	453,643
Chief Financial Officer	2019	250,000	86,010	—	23,685	—	359,695
Michael Manzo	2020	250,000	60,000	48,481	48,481	—	406,962
Vice President of Engineering	2019	250,000	94,167	—	23,685	—	367,852

(1)
The amounts in this column represent discretionary bonus payments granted by the board in the applicable fiscal year.

(2)
The amounts in this column represent the aggregate grant date fair value of option awards or stock awards granted to the officer in the applicable fiscal year, computed in accordance with FASB ASC Topic 718. See Note 9 to our consolidated financial statements included elsewhere in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. In accordance with SEC rules, the grant date fair value of an award subject to performance conditions is based on the probable outcome of the conditions.

(3)
Mr. From was appointed as the Executive Chairman of our board of directors effective February 1, 2021, and ceased serving as President and Chief Executive Officer as of that date.

Narrative Disclosure to Compensation Tables
Employment Agreements
Stephen From
We originally entered into an amended and restated employment agreement with our President and Chief Executive Officer, Stephen From, effective as of April 28, 2006. Pursuant to this agreement, Mr. From received an annual base salary of $275,078 and he was entitled to receive a bonus of up to 50% of his annual base salary for the applicable fiscal year, and which was $130,000 for the year ended December 31, 2014.
In February 2016, we entered into a second amended and restated employment agreement with Mr. From that became effective upon our listing on the NASDAQ Capital Market on July 31, 2015. Pursuant to this agreement, Mr. From received an annual base salary of $400,000 and was entitled to receive a bonus of up to 50% of his annual base salary for the applicable fiscal year.

On November 29, 2017, we entered into a Third Amended and Restated Employment Agreement with Mr. From, which was amended on November 26, 2019 (as amended, the “Third A&R Agreement”). The Third A&R Agreement provided for a severance payment to Mr. From upon the occurrence of a Change of Control (as defined in the agreement) of the Company, with the payment amount to be determined based on the value of the transaction that results in the Change of Control, up to a maximum of 1.5% of the transaction value. Additionally, the Third A&R Agreement increased the benefits that would have been realized by Mr. From upon termination by us without Cause or by Mr. From for Good Reason (as such terms are defined in the Third A&R Agreement) to include (i) 18 months of salary continuation payments, (ii) an amount equal to 1.5 multiplied by the maximum performance bonus that he would have been eligible to receive in the year of termination, assuming achievement of all applicable performance metrics at target level, (iii) 18 months of COBRA subsidy payments, and (iv) 18 months of accelerated vesting of stock options and/or restricted stock awards that are unvested at the time of termination.
In connection with Mr. From’s appointment as Executive Chairman, on January 29, 2021, we entered into a Fourth Amended and Restated Employment Agreement with Mr. From, with a term extending until January 31, 2022 unless earlier terminated in accordance with its terms (the “Fourth A&R Agreement”). Pursuant to the Fourth A&R Agreement, Mr. From receives a monthly base salary of $20,000 for the first through sixth months and $17,550 for the sixth through twelfth months. If Mr. From’s employment is terminated, then, conditioned upon executing a release in favor of us, Mr. From will be eligible to receive (i) monthly payments of $33,333.33 for eighteen months following the termination date, (ii) a lump sum cash payment of $300,000 payable on date of the last monthly payment under clause (i), (iii) 18 months of COBRA subsidy payments, and (iv) 18 months of accelerated vesting of stock options and/or restricted stock awards that are unvested at the time of termination, provided that if Mr. From is terminated for Cause (as defined in the Fourth A&R Agreement), he will not be entitled to receive the severance benefits described in clauses (ii), (iii) and (iv).
Sarah Romano
We originally entered into an offer letter with our Chief Financial Officer, Sarah Romano, effective as of January 1, 2018. Pursuant to the letter, Ms. Romano initially received an annual base salary of $200,000 and she was entitled to receive a bonus with an annual target of up to 25% of her annual base salary.
On March 23, 2020, we entered into an Employment Agreement with Ms. Romano that superseded her offer letter. Pursuant to this agreement, Ms. Romano currently receives an annual base salary of $275,000 and is entitled to receive a bonus with an annual target of up to 30% of her annual base salary. The agreement also provides that upon termination of Ms. Romano by us without Cause or by Ms. Romano for Good Reason (as such terms are defined in the agreement), Ms. Romano will be eligible to receive (i) six months of salary continuation payments, (ii) an amount equal to 0.5 multiplied by the maximum performance bonus that she would have been eligible to receive in the year of termination, assuming achievement of all applicable performance metrics at target level, (iii) six months of COBRA subsidy payments, and (iv) six months of accelerated vesting of stock options and/or restricted stock awards that are unvested at the time of termination.
Michael Manzo
In July 2014, our board of directors approved an amended and restated offer letter with Mr. Manzo that became effective upon our listing on the NASDAQ Capital Market on July 31, 2015. Pursuant to this letter, Mr. Manzo receives an annual base salary of $250,000 and is entitled to receive a bonus of up to 30% of his annual base salary for the applicable fiscal year.
Change of Control
Each of our named executive officers is eligible to receive certain benefits in the event of a change in control or if his employment is terminated under certain circumstances, as described under “Potential Payments Upon Termination or Change in Control” below.

Equity Compensation
We grant stock options and restricted shares to our named executive officers as the long-term incentive component of our compensation program. Stock options allow employees to purchase shares of our Common Stock at a price per share equal to the fair market value of our Common Stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for United States federal income tax purposes. Generally, one third of the equity awards we grant vest on the first year anniversary, with the remainder vesting in equal monthly installments over 24 months, subject to the employee’s continued employment with us on the vesting date and our board of directors has discretion to provide that granted options will vest on an accelerated basis if a change of control of our company occurs, either at the time such award is granted or afterward.
Potential Payments Upon Termination or Change in Control
Stephen From
Pursuant to his employment agreement, if Mr. From’s employment is terminated for any reason, he will be entitled to receive monthly payments of $33,333.33 for 18 months following the termination date. Additionally, if Mr. From’s termination is terminated for any reason other than by us for Cause, he will be eligible to receive:
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a lump sum cash payment of $300,000 payable on date of the last monthly payment described above;

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payment by us of the monthly premiums under COBRA for Mr. From for up to 18 months following the termination; and

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18 months of accelerated vesting of stock options and/or restricted stock awards that are unvested at the time of termination.

“Cause” means (i) the officer’s conviction (including a guilty plea or a no contest plea) of a felony, or of any other crime involving fraud, embezzlement, dishonesty or moral turpitude, or (ii) a material breach of any of the officer’s obligations under the employment agreement that would reasonably be expected to have a material adverse effect on our business, results of operations, or financial condition, as reasonably determined by our board of directors, in each case after we have provided the officer with at least 30 days written notice of the same and with the opportunity to cure within such 30 day period, to the extent curable.
Sarah Romano
Pursuant to her employment agreement, if we terminate the employment of Sarah Romano without Cause or if she resigns for Good Reason, then she will be eligible to receive:
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continued payment of base salary for six months;

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a lump-sum cash payment equal to 0.5 multiplied by the maximum performance bonus that she would have been eligible to receive in the year of termination, assuming achievement of all applicable performance metrics at target level;

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payment by us of the monthly premiums under COBRA for Ms. Romano for up to six months following the termination; and

•
six months of accelerated vesting of stock options and/or restricted stock awards that are unvested at the time of termination.

“Cause” means the officer’s unlawful or dishonest conduct, or a breach of any of her obligations made under her employment agreement, including, but to limited to, the confidentiality provisions thereof.
“Good Reason” means a resignation after one of the following conditions has come into existence without the officer’s consent: (i) a material reduction in duties, authority or responsibility; (ii) a material reduction in annual base salary; (iii) a relocation of principal place of employment that increases her one-way commute by more than 50 miles; or (iv) a material breach by us of her employment agreement.

Upon a Change in Control, as defined in Ms. Romano’s employment agreement, all of Ms. Romano’s outstanding unvested stock options and/or restricted stock awards will become fully vested and immediately exercisable.
Michael Manzo
Pursuant to his offer letter, if we terminate the employment of Michael Manzo without Cause or if he resigns for Good Reason, then he will be eligible to receive:
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continued payment of base salary for six months; and

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a lump-sum cash payment equal to his target bonus payment for the year in which the termination occurs.

“Cause” means the officer’s unlawful or dishonest conduct, or a breach of any of his obligations made under his offer letter, including, but to limited to, obligations under a separate agreement relating to inventions, non-competition and non-solicitation.
“Good Reason” means a resignation after one of the following conditions has come into existence without the officer’s consent: (i) a material reduction in duties, authority or responsibility; (ii) a material reduction in annual base salary; (iii) a relocation of principal place of employment that increases his one-way commute by more than 50 miles; or (iv) a material breach by us of his offer letter.
Change in Control Severance Plan
On November 27, 2017, we adopted the EyeGate Pharmaceuticals, Inc. Change in Control Severance Plan, which we amended and restated on November 26, 2019 (as amended and restated, the “Change in Control Severance Plan”). The Change in Control Severance Plan provides us with assurance that we will have the continued dedication of, and the availability of objective advice and counsel from, executives and other employees and promotes certainty and minimize potential disruption for our employees in the event we are faced with or undergo a change in control. All of our full-time employees are participants in the Change in Control Severance Plan, with the exception of Mr. From. Under the Change in Control Severance Plan, upon a termination of employment without Cause by us or for Good Reason by the employee (as such terms are defined in the Change in Control Severance Plan), in either case during the period starting on the date when the definitive agreement for a Change in Control (as defined in the Change in Control Severance Plan) is executed and ending on the six-month anniversary following the consummation of such Change in Control transaction, subject to the execution of a release of claims, our full-time employees (other than Mr. From) would be entitled to the following compensation and benefits:
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a lump sum severance payment equal to three weeks of such employee’s then-effective base salary rate for each year of service completed by the employee, subject to the following minimum and maximum amounts:

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for all participants that are executive officers or have the title of vice president or higher, a minimum amount equal to 26 weeks of base salary and a maximum amount equal to 52 weeks of base salary, and

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for all other participants, a minimum amount equal to eight weeks of base salary and a maximum amount equal to 26 weeks of base salary;

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a lump sum payment of the employee’s prorated annual incentive award for the year of termination, determined assuming achievement of target performance;

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the payment of any annual incentive that has been earned but not yet paid in respect of any performance period that has concluded as of the executive officer’s termination of employment; and

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payment of health insurance premiums under COBRA for six months following the date of termination, provided that all such premium payments will cease if the executive officer becomes entitled to receive health insurance coverage under another employer-provided plan.

In the event that any payments under the plan are subject to Section 280G of the Internal Revenue Code, such payments will be reduced, unless not reducing the amount would result in an after-tax benefit to the employee of at least 5% greater than the reduced amount. The Change in Control Severance Plan does not provide excise tax gross-ups on payments to participants.
Employee Benefits and Perquisites
Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees. We do not provide our named executive officers with perquisites or other personal benefits other than reimbursement of their healthcare premiums (prior to our offering health plans), as described in the Summary Compensation Table.
Outstanding Equity Awards at 2020 Fiscal Year-End
The following table shows certain information regarding outstanding equity awards held by our named executive officers as of December 31, 2020.
Generally, one-third of the options and shares of restricted stock granted to our named executive officers vest on the one-year anniversary of grant, with the remaining options or shares, as applicable, vesting monthly for two years thereafter, subject to our repurchase right in the event that the executive’s service terminates before vesting in such shares. For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see “Employment Agreements” above.

Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Vested	Number of Securities Underlying Unexercised Options (#) Unvested	Option Exercise Price ($)	Option Expiration Date
Stephen From	14-Jan-11	303	—	9.75	14-Jan-21
	14-Jan-11	3,162	—	9.75	14-Jan-21
	23-Dec-12	728	—	9.75	23-Dec-22
	19-Feb-15	242	—	90.00	19-Feb-25
	24-Feb-15	11,665	—	86.25	24-Feb-25
	28-Aug-15	3,333	—	53.85	28-Aug-25
	25-Jan-16	1,333	—	25.50	25-Jan-26
	29-Mar-16	3,568	—	45.75	29-Mar-26
	18-Jul-16	4,610	—	36.30	18-Jul-26
	18-May-17	1,666	—	27.00	18-May-27
	21-Jun-17	8,333	—	20.25	21-Jun-27
	28-Feb-18	9,444	556(1)	8.55	28-Feb-28
	1-Feb-19	3,333	8,148(1)	7.20	1-Feb-29
	14-Feb-20	—	30,000(1)	6.55	1-Feb-30
Sarah Romano	24-Oct-16	500	—	24.30	24-Oct-26
	12-Dec-16	500	—	25.80	12-Dec-26
	21-Jun-17	2,666	—	20.25	21-Jun-27
	28-Feb-18	1,573	93(1)	8.55	28-Feb-28
	1-Feb-19	2,037	1,296(1)	7.20	1-Feb-29
	14-Feb-20	—	10,000(1)	6.55	1-Feb-30
Michael Manzo	14-Jan-11	91	—	9.75	14-Jan-21
	14-Jan-11	426	—	9.75	14-Jan-21
	23-Dec-12	728	—	9.75	23-Dec-22
	19-Feb-15	212	—	90.00	19-Feb-25
	24-Feb-15	3,332	—	86.25	24-Feb-25
	28-Aug-15	665	—	53.85	28-Aug-25
	25-Jan-16	332	—	25.50	25-Jan-26
	29-Mar-16	800	—	45.75	29-Mar-26
	18-Jul-16	1,037	—	36.30	18-Jul-26
	06-Feb-17	1,000	—	22.80	06-Feb-27
	18-May-17	533	—	27.00	18-May-27
	21-Jun-17	1,333	—	20.25	21-Jun-27
	28-Feb-18	1,574	93(1)	8.55	28-Feb-28
	1-Feb-19	2,037	1,296(1)	7.20	1-Feb-29
	14-Feb-20	—	10,000(1)	6.55	1-Feb-30

(1)
One-third of these options vest on the one-year anniversary of the grant date, with the remainder vesting in equal monthly installments over the remaining two years.

All option awards were granted under our 2005 Equity Incentive Plan, or the 2005 Plan, and our 2014 Equity Incentive Plan, or the 2014 Plan.

Limitations of Liability and Indemnification Matters
Our restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, which prohibits our restated certificate of incorporation from limiting the liability of our directors for the following:
•
any breach of the director’s duty of loyalty to us or our stockholders;

•
acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•
unlawful payment of dividends or unlawful stock repurchases or redemptions; or

•
any transaction from which the director derived an improper personal benefit.

Our restated certificate of incorporation and our amended and restated bylaws also provide that if Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. This limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.
Our restated certificate of incorporation and our amended and restated bylaws also provide that we shall have the power to indemnify our employees and agents to the fullest extent permitted by law. Our amended and restated bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether our amended and restated bylaws would permit indemnification. We have obtained directors’ and officers’ liability insurance.
We entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines and settlement amounts, among others, incurred by such person in any action or proceeding arising out of such person’s services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee or agent of another entity at our request. We believe that these provisions in our restated certificate of incorporation and amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.
The above description of the indemnification provisions of our restated certificate of incorporation, our amended and restated bylaws and our indemnification agreements is not complete and is qualified in its entirety by reference to these documents.
The limitation of liability and indemnification provisions in our restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.
REPORT OF THE COMPENSATION COMMITTEE
Under rules of the Securities and Exchange Commission, as a Smaller Reporting Company, we are not required to provide a report of the Compensation Committee.

DIRECTOR COMPENSATION
We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our board of directors. In setting director compensation, the board of directors and the compensation committee consider the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the board of directors. Stephen From, our Executive Chairman, receives no compensation for his service as a director.
Each independent member of our board of directors who is not our employee is entitled to receive the following cash compensation for board services, as applicable:
•
$35,000 per year for service as a board of directors member (increasing to $40,000 per year effective July 1, 2021);

•
$62,500 per year for service as non-executive chairman or lead independent director of the board of directors (decreasing to $60,000 per year effective July 1, 2021);

•
$15,000 per year for service as chairman of the audit committee;

•
$10,000 per year for service as chairman of the compensation committee (increasing to $15,000 per year effective July 1, 2021);

•
$7,000 per year for service as chairman of the nominating and corporate governance committee (increasing to $7,500 per year effective July 1, 2021);

•
$7,500 per year for service as non-chairman member of the audit committee (increasing to $10,000 per year effective July 1, 2021);

•
$5,000 per year for service as non-chairman member of the compensation committee (increasing to $7,500 per year effective July 1, 2021); and

•
$3,500 per year for service as non-chairman member of the nominating and corporate governance committee (increasing to $5,000 per year effective July 1, 2021).

The amounts listed above will be reduced proportionally to the extent that a director attends, either telephonically or in person, fewer than 75% of the meetings of the board or committees on which such director serves, as applicable.
Each new independent non-employee member of our board of directors that is elected to our board of directors will receive a grant of non-statutory stock options under the 2014 Equity Incentive Plan. Such option will be granted following his or her initial election to the board of directors and will be a non-statutory stock option to purchase shares of Common Stock with an exercise price equal to the fair market value of our Common Stock on the grant date. These initial option grants will vest with respect to one-third (1/3) of the underlying shares on the first anniversary of the applicable grant date and ratably in monthly installments over the following 24 months. For purposes of our director grant program, an independent non-employee director is a director who is not employed by us and who does not receive compensation from us (excluding the non-employee director compensation described above) or have a business relationship with us that would require disclosure under certain SEC rules, and who has been determined to be independent under applicable Nasdaq rules by our board of directors.
In addition, on the date of each annual meeting of our stockholders, each non-employee director will be eligible to receive a non-statutory stock option to purchase 3,333 shares of our Common Stock with an exercise price equal to the fair market value of our Common Stock on the grant date. A non-employee director who receives an initial award will not receive the additional annual award in the same calendar year. Automatic annual grants vest in full on the one-year anniversary of the grant date.
All options granted to the non-employee directors as described above will have a maximum term of ten years.
We also reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings.

Director Compensation Table
The following table presents the compensation provided by us to the non-employee directors who served during the fiscal year ended December 31, 2020.
Name(1)	Fees earned or paid in cash ($)	Option awards ($)(2)(3)	Total ($)
Steven J. Boyd	—	—	—
Paul Chaney	70,000	21,545	91,545
Morton Goldberg(5)	38,500	21,545	60,045
Peter Greenleaf(4)	—	—	—
Thomas E. Hancock(5)	55,000	21,545	76,545
I. Keith Maher, MD(6)	—	—	—
Bernard Malfroy-Camine(5)	47,000	21,545	68,545
Praveen Tyle(5)	56,000	21,545	77,545

(1)
Stephen From, our President and Chief Executive Officer is not included in this table as he is our employee and thus receives no compensation for his service as a director. The compensation received by Mr. From as an employee of the Company is shown in the Summary Compensation Table earlier in this proxy statement.

(2)
Based on the aggregate grant date fair value computed awards in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation” excluding the impact of estimated forfeitures. Assumptions used in the calculation of this amount are included in Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(3)
The aggregate number of option awards outstanding at our 2020 fiscal year end and held by the non-employee directors as of that date were as follows: 11,826 for Mr. Chaney, zero for Mr. Boyd, 10,354 for Dr. Goldberg, 12,366 for Mr. Hancock, zero for Dr. Maher, 10,177 for Dr. Malfroy-Camine and 10,892 for Dr. Tyle.

(4)
Mr. Greenleaf resigned from the board of directors effective January 3, 2020.

(5)
Mr. Hancock, Dr. Goldberg and Dr. Malfroy-Camine resigned from the board of directors effective April 1, 2021.

(6)
Dr. Maher was appointed to the board of directors effective January 10, 2020.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our Common Stock as of April 1, 2021, by:
•
each of our named executive officers;

•
each of our directors and director nominees;

•
all of our directors and current executive officers as a group; and

•
each person or group of affiliated persons known by us to beneficially own more than 5% of our Common Stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In general, a person is deemed to be the beneficial owner of (i) any shares of our Common Stock over which such person has sole or shared voting power or investment power, plus (ii) any shares which such person has the right to acquire beneficial ownership of within 60 days of April 1, 2021, whether through the exercise of options, warrants or otherwise.
	Common Stock Beneficially Owned
Name of Beneficial Owner(1)	Shares	Percent(2)
5% or Greater Stockholders
Armistice Capital Master Fund, Ltd.(3)	4,799,101	56.1%
510 Madison Avenue, 22nd Floor New York, NY 10022
Named Executive Officers, Directors and Nominees
Stephen From(4)	152,261	2.1%
Sarah Romano(5)	41,433	*
Michael Manzo(6)	33,180	*
Steven J. Boyd(3)	4,799,101	56.1%
Paul Chaney(7)	16,990	*
Kenneth Gayron	—	*
I. Keith Maher, MD	—	*
Aron Shapiro	—	*
Praveen Tyle(8)	14,677	*
All current executive officers, directors and nominees as a group (total 9 persons)(9)	5,057,642	58.2%

*
Represents beneficial ownership of less than one percent (1%) of our outstanding Common Stock.

(1)
Unless otherwise indicated, the address of each beneficial owner listed below is c/o EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452.

(2)
Based on 7,097,912 shares of Common Stock outstanding on April 1, 2021, together with the applicable options and warrants for each stockholder that are exercisable within 60 days.

(3)
This information is based solely upon (i) an amended Schedule 13D filed jointly by Armistice Capital, LLC, Armistice Capital Master Fund, Ltd. (the “Master Fund”) and Steven Boyd with Securities and Exchange Commission on January 12, 2021 and (ii) a Form 4 filed jointly by Armistice Capital, LLC, the Master Fund and Steven Boyd with the Securities and Exchange Commission on January 8, 2021.

Consists of (i) 3,346,601 shares owned by the Master Fund, (ii) 600,000 currently exercisable warrants that are not subject to any blocker provisions, and (iii) 4,092 shares of Series C Convertible Preferred Stock that are currently convertible into 852,500 shares of Common Stock. Armistice Capital, LLC and Steven Boyd have voting and investment power with respect to such shares. In addition, the Master

Fund holds 1,531,101 warrants that are not subject to any blocker provisions but become exercisable on July 6, 2021 and 1,602,082 currently exercisable warrants, subject to blocker provisions that prevents the Master Fund from exercising the warrants if it would be more than a 4.99% or 9.99% (as applicable) beneficial owner of the Shares following any such exercise. Armistice Capital, LLC and Steven Boyd disclaim beneficial ownership of the securities except to the extent of their respective pecuniary interests therein.
(4)
Consists of 71,949 shares held, 67,978 shares issuable pursuant to stock options exercisable within 60 days of April 1, 2021 and 12,334 shares issuable pursuant to warrants exercisable within 60 days of April 1, 2021.

(5)
Consists of 23,933 shares held, 11,999 shares issuable pursuant to stock options exercisable within 60 days of April 1, 2021 and 5,501 shares issuable pursuant to warrants exercisable within 60 days of April 1, 2021.

(6)
Consists of 15,916 shares held and 17,264 shares issuable pursuant to stock options exercisable within 60 days of April 1, 2021.

(7)
Consists of 6,081 shares held and 10,909 shares issuable pursuant to stock options exercisable within 60 days of April 1, 2021.

(8)
Consists of 4,126 shares held and 10,551 shares issuable pursuant to stock options exercisable within 60 days of April 1, 2021.

(9)
Consists of (i) 3,468,606 shares held, (ii) 852,500 shares issuable pursuant to the conversion of shares of Series C Convertible Preferred Stock that are convertible within 60 days of April 1, 2021, (iii) 118,701 shares issuable pursuant to stock options exercisable within 60 days of April 1, 2021, and (iv) 617,835 shares issuable pursuant to warrants exercisable within 60 days of April 1, 2021.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2020 concerning the number of shares of Common Stock issuable under our existing equity compensation plans.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	615,448	$20.90	176,524
Equity compensation plans not approved by security holders	—	—	—
Total	615,448	$20.90	176,524

(1)
Consists of our 2014 Plan and our 2005 Plan.

TRANSACTIONS WITH RELATED PERSONS
Transactions with Related Persons
The following is a description of transactions since January 1, 2020 to which we have been a party, in which the amount involved exceeded or will exceed the average of 1% of our total assets as of December 31, 2019 and December 31, 2020, and in which any of our directors, executive officers or beneficial owners of more than 5% of our Common Stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change-in-control arrangements, which are described under “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.
All of the transactions set forth below were approved by a majority of our board of directors, including a majority of the independent and disinterested members of our board of directors. We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by the audit committee and a majority of the members of our board of directors, including a majority of the independent and disinterested members of our board of directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.
Some of our directors have previously been or are currently associated with our principal stockholders as indicated in the following table:
Director	Principal Stockholder
Steven J. Boyd	Armistice Capital Master Fund, Ltd.
I. Keith Maher, MD	Armistice Capital Master Fund, Ltd.
Peter Greenleaf(1)	Armistice Capital Master Fund, Ltd.

(1)
Mr. Greenleaf resigned from the board of directors effective January 3, 2020.

Panoptes Acquisition
On December 18, 2020, we entered into a Share Purchase Agreement (the “Purchase Agreement”) with the former shareholders of Panoptes. Pursuant to the Purchase Agreement, we acquired all of the outstanding equity interests of Panoptes, and Panoptes became our wholly-owned subsidiary. For a description of the terms of the Panoptes acquisition and the Purchase Agreement, see Proposal No. 5 starting on page 33 of this Proxy Statement, which is incorporated herein by reference. Dr. Franz Obermayr, our Acting Chief Executive Officer and Dr. Stefan Sperl, our EVP CMC and Operations, are former shareholders of Panoptes, and received 101,613 and 99,939 shares of Common Stock, respectively, and 5.2715 and 5.1870 shares of Series D Preferred Stock, respectively, at the closing of the Panoptes acquisition. Drs. Obermayr and Sperl will also be entitled to receive up to 214.5202 and 211.4182 shares, respectively, of Series D Preferred Stock in connection with the issuance of holdback shares on the 18 month anniversary of closing and each of Drs. Obermayr and Sperl will be entitled to receive up to approximately $1,847,338 in milestone payments, which we may elect to pay in cash or in shares.
January 2021 Private Placement
On January 5, 2021, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Armistice Capital Master Fund, Ltd. (“Armistice”), pursuant to which we issued to Armistice in a private placement (the “Private Placement”) 1,531,101 shares of our Common Stock and warrants to purchase 1,531,101 shares of our Common Stock. The combined purchase price per share and warrant was $5.225. The Private Placement closed on January 6, 2021. The warrants have an exercise price of $5.225 per share, subject to adjustments as provided under the terms of the warrants, and became exercisable on the six month anniversary of their issuance date. The warrants are exercisable for five years from the issuance date. In connection with the Private Placement, we also entered into a Registration Rights Agreement with Armistice (the “Registration Rights Agreement”), pursuant to which we were required to file a registration statement with the Securities and Exchange Commission following the closing of the Private Placement to register for resale the shares of Common Stock and the shares of Common Stock issuable upon the exercise of the Warrants sold in the Private Placement.
Indemnification Agreements
We have entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines and settlement amounts, among others, incurred by such person in any action or proceeding arising out of such person’s services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee or agent of another entity at our request. We believe that these provisions in our restated certificate of incorporation and amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.
EXPENSES OF SOLICITATION
We will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain of our directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses.
SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING
Stockholder proposals intended to be presented at our 2022 annual meeting of stockholders must be received by us on or before January 5, 2022 in order to be considered for inclusion in our proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in our proxy statement and form of proxy and should be mailed to: Secretary, EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452.
Our By-laws provide that any stockholder of record wishing to have a stockholder proposal that is not included in our proxy statement considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to our Secretary at our principal executive office not less than 45 days or not more than 75 days prior to the first anniversary of the date when we first mailed proxy materials for the preceding year’s annual meeting to stockholders. In the event, however, that the annual meeting is scheduled to be held more than 30 days before the first anniversary of the preceding year’s annual meeting or more than 30 days after such anniversary date, notice must be delivered not later than the later of (i) 10 days following the date of public announcement of the date of such meeting or (ii) 90 days prior to the date of such meeting. Proxies solicited by the board of directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the SEC governing the exercise of this authority.

SUBMISSION OF SECURITYHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES
Our nominating and corporate governance committee identifies, evaluates and recommends director candidates to our board of directors for nomination. The process followed by the nominating and corporate governance committee to identify and evaluate director candidates includes requests to current directors and others for recommendations, meetings to evaluate potential candidates and interviews of selected candidates. The Company does not pay any fees to third parties to identify or evaluate potential nominees.
Our nominating and corporate governance committee will evaluate all such proposed director candidates, including those recommended by securityholders in compliance with the procedures established by our nominating and corporate governance committee, in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate. When considering a potential candidate for membership on the board of directors, our nominating and corporate governance committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the board of directors, all facts and circumstances that the nominating and corporate governance committee deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the board of directors. At a minimum, each nominee must have high personal and professional integrity, have demonstrated ability and judgment, and be effective, in conjunction with the other directors and nominees, in collectively serving the long-term interests of the stockholders. In addition, the nominating and corporate governance committee will recommend that the board select persons for nomination to help ensure that a majority of the board shall be “independent” in accordance with Nasdaq rules and each of its audit, compensation and nominating and corporate governance committees shall be comprised entirely of independent directors; provided, however, in accordance with Nasdaq rules, under exceptional and limited circumstances, if a committee has at least three members, the board may appoint one individual to such committee who does not satisfy the independence standards. Although there is no specific policy regarding the consideration of diversity in identifying director nominees, the nominating and corporate governance committee may consider whether the nominee, if elected, assists in achieving a mix of board members that represents a diversity of background and experience. The nominating and corporate governance committee also may consider whether the nominee has direct experience in the biotechnology, pharmaceutical and/or life sciences industries or in the markets in which the Company operates.
All securityholder recommendations for director candidates must be submitted in writing to our Secretary at EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452, who will forward all recommendations to the nominating and corporate governance committee. All securityholder recommendations for director candidates must be submitted to us not less than 120 calendar days prior to the anniversary of the date on which our proxy statement was released to securityholders in connection with the previous year’s annual meeting. All securityholder recommendations for director candidates must include:
•
the name and address of record of the securityholder,

•
a representation that the securityholder is a record holder of our securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934,

•
the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate,

•
a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for board membership approved by the board of directors and set forth in the nominating and corporate governance committee charter,

•
a description of all arrangements or understandings between the securityholder and the proposed director candidate,

•
the consent of the proposed director candidate to be named in the proxy statement, to have all required information regarding such director candidate included in the proxy statement, and to serve as a director if elected, and

•
any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Stockholders wishing to communicate with the board of directors may do so by sending a written communication to any director at the following address: EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452. The mailing envelope should contain a notation indicating that the enclosed letter is a “Stockholder-Board Communication”. All such letters should clearly state whether the intended recipients are all members of the board of directors or certain specified individual directors. Our Secretary or his designee will make a copy of any stockholder communication so received and promptly forward it to the director or directors to whom it is addressed.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Fees for professional services provided by EisnerAmper LLP, our independent registered public accounting firm, during the fiscal years ended December 31, 2019 and December 31, 2020, in each of the following categories is as set forth in the table below.
	2019	2020
Audit Fees(1)	$191,640	$171,600
Audit-Related Fees(2)	$—	$25,153
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—
Total Fees	$191,640	$196,753

(1)
Audit Fees include fees for services rendered for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly reports on Form 10-Q, assistance with and review of documents filed with the SEC and consents and other services normally provided in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees would principally include fees incurred for due diligence in connection with potential transactions and accounting consultations. There were no audited-related fees incurred with EisnerAmper LLP in 2019. For 2020, such fees were incurred in connection with the Panoptes acquisition.

(3)
Tax Fees would include fees for services rendered for tax compliance, tax advice, and tax planning. There were no tax fees incurred with EisnerAmper LLP in 2019 and 2020.

(4)
All Other Fees would include fees for all other services rendered to us that do not constitute Audit Fees, Audit-Related Fees, or Tax Fees. There were no other fees incurred with EisnerAmper LLP in 2019 and 2020.

All of the services performed in the years ended December 31, 2019 and December 31, 2020 were pre-approved by the audit committee. It is the audit committee’s policy to pre-approve all audit and permitted non-audit services to be provided to us by the independent registered public accounting firm. The audit committee’s authority to pre-approve non-audit services may be delegated to one or more members of the audit committee, who shall present all decisions to pre-approve an activity to the full audit committee at its first meeting following such decision. In addition, the audit committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independence.

PROPOSAL 2
NON-BINDING ADVISORY VOTE ON THE COMPENSATION
OF NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act, the board of directors is asking stockholders to approve an advisory (non-binding) resolution on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The text of the resolution is as follows:
RESOLVED, that the stockholders of EyeGate Pharmaceuticals, Inc. approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2021 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and related compensation tables and narrative discussion within the “Executive Compensation” section of the Company’s proxy statement.
We have designed our compensation and benefits program and philosophy to attract, retain and incentivize talented, qualified and committed executive officers that share our philosophy and desire to work toward our goals. We believe that our executive compensation program aligns individual compensation with the short-term and long-term performance of the Company.
The vote regarding the compensation of our named executive officers described in this Proposal No. 2, referred to as a “say-on-pay vote,” is advisory, and is, therefore, not binding on the Company or the board of directors. Although non-binding, the board of directors and the compensation committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NON-BINDING APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3
NON-BINDING ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON
THE COMPENSATION OF NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act, the Board of Directors is asking stockholders to vote on an advisory (non-binding) resolution regarding the frequency of future say-on-pay votes. Stockholders may indicate whether they would prefer an advisory vote on the compensation of our named executive officers once every one, two or three years. We are required to solicit stockholder votes on the frequency of future say-on-pay proposals at least once every six years, although we may seek stockholder input more frequently. The text of the resolution is as follows:
RESOLVED, that the stockholders of EyeGate Pharmaceuticals, Inc. approve the submission by the Company of a non-binding, advisory say-on-pay resolution pursuant to Section 14A of the Exchange Act every:
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one year;

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two years; or

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three years.

At the Annual Meeting, stockholders may cast a vote on the frequency of a say-on-pay vote by choosing the option of one year, two years, three years or abstaining from voting.
The Board of Directors believes that, of the three choices, submitting an advisory (non-binding) say-on-pay resolution to stockholders every year is the most appropriate choice. We believe that say-on-pay votes should be conducted every year so that stockholders may annually express their views on our executive compensation program, and accordingly, the board of directors recommends that this vote be held every year. It should be noted, however, that stockholders are not voting to approve or disapprove the board of directors’ recommendation on this matter. The compensation committee, which administers our executive compensation program, values the opinions expressed by stockholders in these votes and will continue to consider the outcome of these votes in making its decisions on executive compensation.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the approval, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers. However, because stockholders have several voting choices with respect to the proposal on the frequency of future non-binding votes on executive compensation, it is possible that no single choice will receive a majority vote. In light of the foregoing, the board of directors will consider the outcome of the vote when determining the frequency of future non-binding votes on executive compensation.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE OF “1 YEAR” FOR THE NON-BINDING APPROVAL OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS.

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The audit committee of the board of directors has appointed EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. EisnerAmper LLP has served as our independent registered public accounting firm since 2014. The audit committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent registered public accounting firm is not required by our By-laws or otherwise, the board is submitting the appointment of EisnerAmper LLP to our stockholders for ratification because we value the views of our stockholders. In the event that our stockholders fail to ratify the appointment of EisnerAmper LLP, the audit committee will reconsider the appointment of EisnerAmper LLP. Even if the appointment is ratified, the ratification is not binding and the audit committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
A representative of EisnerAmper LLP is expected to be present telephonically at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 5
APPROVAL OF THE ISSUANCE OF UP TO 3,127,303 SHARES OF COMMON STOCK UPON
THE CONVERSION OF SHARES OF SERIES D CONVERTIBLE PREFERRED STOCK
General
We are asking stockholders to approve the issuance of shares of our Common Stock upon the conversion of shares of preferred stock issued and to be issued in connection with our acquisition of Panoptes in accordance with Nasdaq Listing Rules 5635(a), as described in more detail below.
Panoptes Acquisition
On December 18, 2020, we entered into a Share Purchase Agreement (the “Purchase Agreement”) with the former shareholders of Panoptes (the “Sellers”). Pursuant to the Purchase Agreement, we acquired all of the outstanding equity interests of Panoptes, and Panoptes became our wholly-owned subsidiary (the “Acquisition”).
The consideration paid by us to the Sellers at closing in connection with the Acquisition, after adjustment as provided in the Purchase Agreement and including consideration paid to the Sellers’ financial advisor, was comprised of (i) 884,222 shares of Common Stock (the “Closing Common Shares”), (ii) 45.8923 shares of Series D Preferred Stock (the “Closing Preferred Shares”) convertible, subject to stockholder approval, into an aggregate of 13,000 shares of Common Stock, and (iii) cash payments in an aggregate amount of approximately $220,577 to certain Sellers. Additionally, up to 1,500 shares of Series D Preferred Stock or, if stockholder approval is obtained pursuant to this Proposal No. 5, up to 424,685 shares of common stock (the “Holdback Common Shares”), will be issued after a period of 18 months subject to adjustments for potential post-closing working capital and/or indemnification claims relating to breaches of representations, warranties and covenants contained in the Purchase Agreement.
In addition to the consideration set forth above, the Sellers are eligible to receive up to $9.5 million in milestone payments, with $4.75 million being payable upon the enrollment and randomization of a first patient into the first Phase III pivotal study of a Panoptes product with the U.S. Food and Drug Administration (the “FDA”) and $4.75 million being payable upon approval of the first New Drug Application by the FDA with respect to a Panoptes product, subject to certain set-off rights as descried in the Purchase Agreement. In each case, we may elect to pay the applicable milestone payment either (i) in cash, or (ii) by issuing shares of Series D Preferred Stock. If both milestone payments are earned and we elect to pay both in shares of Series D Preferred Stock, we would issue 9,500 shares of Series D Preferred Stock, or, if stockholder approval is obtained pursuant to this Proposal No. 5, 2,689,618 shares of Common Stock (the “Earn-Out Common Shares”).
Pursuant to the Purchase Agreement, we agreed to include in this proxy statement a proposal to approve the conversion of all shares of Series D Preferred Stock issued and issuable under the Purchase Agreement, to recommend approval of such proposal and to use our reasonable best efforts to obtain stockholder approval at the Annual Meeting.
Series D Preferred Stock
The Series D Preferred Stock has a stated value of $1,000 per share and a conversion price of $3.5321 per share, but may not be converted until stockholder approval is obtained. The conversion rate of the Series D Preferred Stock is subject to proportionate adjustments for stock splits, reverse stock splits and similar events, but is not subject to adjustment based on price anti-dilution provisions.
Each share of Series D Preferred Stock may only be converted into shares of Common Stock upon receipt of stockholder approval for such conversion. Shares of Series D Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding Series D Preferred Stock will be required to (i) alter or change adversely the powers, preferences or rights given to the Series D Preferred Stock or alter or amend the Certificate of Designation, (ii) amend any provision of the Company’s certificate of incorporation that would have a materially adverse effect on the rights of the holders of the Series D Preferred Stock, (iii) increase the number of authorized shares of Series D

Preferred Stock, or (iv) enter into any agreement with respect to the foregoing. Shares of Series D Preferred Stock will not be entitled to receive any dividends, unless and until specifically declared by the Company’s board of directors, and will rank:
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on parity with the Company’s common stock on an as-converted basis;

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on parity with the Company’s Series A Convertible Preferred Stock, and Series B Convertible Preferred Stock, none of which is outstanding;

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on parity with the Company’s Series C Convertible Preferred Stock;

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senior to any class or series of the Company’s capital stock created thereafter specifically ranking by its terms junior to the Series D Preferred Stock;

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on parity to any class or series of the Company’s capital stock created thereafter specifically ranking by its terms on parity with the Series D Preferred Stock; and

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junior to any class or series of the Company’s capital stock created thereafter specifically ranking by its terms senior to the Series D Preferred Stock.

We filed the Certificate of Designation with the Secretary of State of Delaware on December 18, 2020. The information set forth in this Proposal No. 5 is qualified in its entirety to the actual terms of the Certificate of Designation filed as an exhibit to our Current Report on Form 8-K filed with the SEC on December 21, 2020, which is incorporated by reference herein. Stockholders are urged to carefully read the Certificate of Designation.
Stockholder Approval
We are seeking approval from our stockholders at this Annual Meeting as required by the rules and regulations of the Nasdaq Stock Market for the issuance of shares of Common Stock upon conversion of the Closing Preferred Shares issued in connection with the Panoptes acquisition and the issuance of the Holdback Common Shares and the Earn-Out Common Shares in connection with the Panoptes acquisition.
Purpose of Proposal No. 5 — NASDAQ Stockholder Approval Requirement
Our Common Stock is listed on The Nasdaq Capital Market and trades under the ticker symbol “EYEG”. Nasdaq Marketplace Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company, including pursuant to an “earn-out” or similar provision, where due to the present or potential issuance of common stock (or securities convertible into or exercisable for common stock), other than a public offering for cash, the common stock to be issued (a) constitutes voting power in excess of 20% of the outstanding voting power prior to the issuance or (b) is or will be in excess of 20% of the outstanding common stock prior to the issuance.
Immediately prior to the issuance of the Closing Shares, 4,626,755 shares of our Common Stock were outstanding. Therefore, pursuant to Nasdaq Listing Rule 5635(a), we must obtain stockholder approval before issuing 925,351 or more shares in connection with our acquisition of Panoptes. Since we issued 884,222 shares of Common Stock at the closing of the Panoptes acquisition in December 2020, we must obtain stockholder approval in order to issue shares of common stock issuable upon conversion of the Closing Preferred Shares and to issue the Holdback Common Shares and Earn-Out Common Shares.
Potential Consequences if Proposal No. 5 is Not Approved
Our board of directors is not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement, as the issuance and sale of the shares of Series D Preferred Stock has already occurred and may occur in the future pursuant to the terms of the Purchase Agreement. The Series D Preferred Stock will continue to be an authorized class of our capital stock. The failure of our stockholders to approve this Proposal No. 5 will mean that the Closing Preferred Shares will not be convertible into shares of Common Stock and we will issue shares of Series D Preferred Stock in lieu of the Holdback Common Shares and Earn-Out Common Shares, to the extent issuable under the Purchase Agreement.

Potential Adverse Effects of Proposal No. 5
If this Proposal No. 5 is approved, existing stockholders will suffer immediate dilution of their voting rights and dilution in their ownership interests in the future as a result of the potential issuance of shares of our Common Stock upon the full conversion of the shares of Series D Preferred Stock. Upon conversion in full of the Closing Preferred Shares and the issuance of the maximum amount of Holdback Preferred Shares and Earn-Out Preferred Shares, an aggregate of 3,127,303 additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. The number of shares of Common Stock described above does not give effect to (i) the issuance of shares of Common Stock pursuant to other outstanding options and warrants or (ii) any other future issuances of our Common Stock. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.
Interests of Certain Persons
When you consider the Board’s recommendation to vote in favor of Proposal No. 5, you should be aware that certain of our officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, Dr. Franz Obermayr, our Acting Chief Executive Officer and Dr. Stefan Sperl, our EVP CMC and Operations, are former shareholders of Panoptes, and hold 5.2715 and 5.1870 Closing Preferred Shares, respectively. Drs. Obermayr and Sperl will also be entitled to receive up to 214.5202 and 211.4182 shares, respectively, of Series D Preferred Stock in connection with the holdback (or, if this Proposal No. 5 is approved, 60,735 and 59,857 Holdback Common Shares, respectively) and each of Drs. Obermayr and Sperl will be entitled to receive up to 1,847.3381 shares of Series D Preferred Stock as milestone payments (or, if this Proposal No. 5 is approved, 523,014 Earn-Out Common Shares each).
Voting Exclusion Statement
Pursuant to Nasdaq Listing Rule 5635 and IM-5635-2, “Interpretative Material Regarding the Use of Shares Caps to Comply with Rule 5635,” we will disregard any votes cast FOR this proposal by holders of the Closing Common Shares with respect to such shares, given such stockholders’ interest in the Closing Preferred Shares and the potential future issuance of the Holdback Common Shares and Earn-Out Common Shares.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the approval of the issuance of up to 3,127,303 shares of Common Stock upon the conversion of shares of Series D Preferred Stock in accordance with Nasdaq Listing Rule 5635(a).
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF UP TO 3,127,303 SHARES OF COMMON STOCK UPON THE CONVERSION OF SHARES OF SERIES D PREFERRED STOCK. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 5 UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 6
APPROVAL OF AMENDMENT TO 2014 EQUITY INCENTIVE PLAN
Overview
We are proposing that our stockholders approve the amendment of the EyeGate Pharmaceuticals, Inc. 2014 Equity Incentive Plan (as amended, the “2014 Plan” and such amendment, the “Plan Amendment”) to increase by 200,000 shares the number of authorized shares of common stock available for issuance under the 2014 Plan from 606,005 shares to 806,005 shares. Our board of directors believes that our continued growth and success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability, which is vital to our future success, and to align our employees’ compensation with building shareholder value. Our 2014 Plan is an integral part of this strategy. An increase in shares available under the 2014 Plan is necessary not only to retain current employees but also to attract new talent as we grow. We anticipate that the shares currently available under our 2014 Plan will be insufficient to meet our future needs, thus potentially impairing our ability to attract and retain key employees through the grant of stock-based awards. The 2014 Plan is designed to attract, motivate and retain employees, directors and consultants of the Company and to further the growth and financial success of the Company by aligning the interests of such persons through ownership with the interests of our stockholders.
The 2014 Plan currently authorizes the grant of stock options and other stock-based awards to officers, employees, non-employee directors and consultants of the Company and its subsidiaries. On April 19, 2021, the board of directors approved the Plan Amendment, subject to stockholder approval.
The 2014 Plan includes an “evergreen” provision. Under the evergreen provision, the maximum number of shares of stock available for grant and issuance under the 2014 Plan is increased on January 1 of each year during the term of the plan by a number of shares of common stock equal to the smaller of (i) 23,333 shares, (ii) 4% of the shares of common stock outstanding on December 31 of the prior year, or (iii) the number of shares determined by our board of directors.
Our board of directors believes that the proposed amendment of the 2014 Plan is in the best interests of, and will provide long-term advantages to, us and our stockholders and recommends the approval by our stockholders of the Plan Amendment. Stock options and other stock-based incentive awards are given to the employees, officers, directors and consultants of our Company upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business. These incentives provide our employees with a proprietary interest in our Company, thereby stimulating their commitment on our behalf and strengthening their desire to remain with us. Our board of directors anticipates that this direct stake in the future success of our Company also assures a closer alignment of the interests of employees with those of our stockholders. Our board of directors believes that the number of shares of common stock currently available for issuance under our 2014 Plan is insufficient in view of our anticipated growth, compensation structure, and strategy. If we cannot increase the amount of shares of common stock available for issuance pursuant to the Plan Amendment, it could have a negative impact on our ability to retain and attract key employees. Accordingly, we are seeking stockholder approval of the Plan Amendment. In the event that the Plan Amendment is not approved by stockholders, the 2014 Plan will continue in effect without the amendment described above.
Based solely on the closing price of our common stock as reported on the NASDAQ Capital Market on April 16, 2021, the maximum aggregate market value of the 200,000 additional shares that could potentially be issued under the 2014 Plan, as amended, is approximately $846,000. The shares available for issuance by us under the 2014 Plan will be authorized but unissued shares.
As of April 15, 2021: (i) 83,341 shares of our common stock remained available for future awards under the 2014 Plan; and (ii) 358,357 shares of our common stock were subject to outstanding options under our 2014 Plan (with the outstanding options having a weighted average exercise price of  $16.32 per share and a weighted average term to scheduled expiration of 7.90 years). During the fiscal year ended December 31, 2020, our board of directors approved the grant of options to purchase 93,165 shares of Common Stock under our 2014 Plan, approved the grant of 49,000 shares of restricted stock and did not approve the grant of any restricted stock units under such plan.

The following description of certain features of the 2014 Plan, as amended by the Plan Amendment, is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2014 Plan, as amended by the Plan Amendment, that is attached hereto as Appendix A.
Summary of the 2014 Plan, as Amended
Our 2014 Plan was adopted by our board of directors in April 2014 and was approved by our stockholders prior to our initial public offering. The 2014 Plan is administered by our compensation committee.
Share Reserve.   The number of shares of our common stock available for issuance under our 2014 Plan, as amended, will be 806,005 shares. The number of shares reserved for issuance under the 2014 Plan is increased automatically on January 1 of each year during the term of the plan by a number equal to the smallest of:
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23,333 shares;

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4% of the shares of common stock outstanding on December 31 of the prior year; or

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the number of shares determined by our board of directors.

In general, if awards under the 2014 Plan are forfeited, terminate, expire or lapse without the issuance of shares, if we repurchase shares issued under the 2014 Plan, if shares are applied to pay the exercise or purchase price of an award or are withheld to satisfy tax obligations with respect to any award, then such shares will again become available for awards. All share numbers described in this summary of the 2014 Plan will automatically adjust in the event of a stock split, a stock dividend, or a reverse stock split.
Administration.   Our compensation committee administers the 2014 Plan. The committee has complete discretion to make all decisions relating to the 2014 Plan and outstanding awards, including repricing outstanding options and modifying outstanding awards.
Eligibility.   Employees, non-employee directors and consultants are eligible to participate in our 2014 Plan.
Types of Award.   Our 2014 Plan provides for the following types of awards:
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incentive and nonstatutory stock options;

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stock appreciation rights;

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stock units; and

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performance cash awards.

Options and Stock Appreciation Rights.   The exercise price for options granted under the 2014 Plan may not be less than 100% of the fair market value of our common stock on the grant date. Optionees may pay the exercise price in cash or, with the consent of the compensation committee and as set forth in the applicable agreement:
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with shares of common stock that are already owned;

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by an immediate sale of the shares acquired through a broker approved by us;

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through a net exercise procedure;

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through tender of a promissory note; or

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by other methods permitted by applicable law.

A participant who exercises a stock appreciation right receives the increase in value of our common stock over the base price. The base price for stock appreciation rights may not be less than 100% of the fair market value of our common stock on the grant date. The settlement value of a stock appreciation right may be paid in cash or shares of common stock or a combination of both.
Options and stock appreciation rights vest at the time or times determined by the compensation committee. Options and stock appreciation rights also expire at the time determined by the compensation committee but in no event more than 10 years after they are granted. These awards generally expire earlier if the participant’s service terminates earlier. No participant may be granted stock options and stock appreciation rights covering more than shares during any single fiscal year, other than to a new employee in the fiscal year in which service commences.
Restricted Shares and Stock Units.   Restricted shares and stock units may be awarded under the 2014 Plan in return for any lawful consideration (and as set forth in the applicable award agreement), and participants who receive restricted shares or stock units generally are not required to pay for their awards in cash. In general, these awards will be subject to vesting. Vesting may be based on length of service, the attainment of performance-based milestones, or a combination of both, as determined by the compensation committee. No participant may be granted awards of restricted shares and stock units covering more than 66,667 shares during any single fiscal year, other than to a new employee in the fiscal year in which service commences. This annual limit is in addition to any stock options and stock appreciation rights the participant may receive during a fiscal year. Settlement of vested stock units may be made in the form of cash, shares of common stock, or a combination of both.
Performance Cash Awards.   Performance cash awards may be granted under the 2014 Plan. No participant may be paid more than $6 million in cash in any fiscal year pursuant to a performance cash award granted under the 2014 Plan. In 2017, the Tax Cuts and Jobs Act of 2017 was enacted which, subject to a transition rule for agreements in effect on November 2, 2017, eliminated the exception under Code Section 162(m) for qualified performance-based compensation and commissions, so that all compensation paid to a covered employee in excess of  $1 million, including performance-based compensation and commissions, is nondeductible.
Performance goals for the grant or vesting of awards under the 2014 Plan include earnings (before or after taxes); earnings per share; earnings before interest, taxes, depreciation and amortization; total stockholder return; stockholders equity or return on equity or average stockholders’ equity; return on assets, investment or capital employed; operating income; gross margin; operating margin; net operating income (before or after taxes); return on operating revenue; specified levels or changes in sales or revenue; expense or cost reduction; working capital; economic value added; market share; cash flow; operating cash flow; cash flow per share; share price; debt reduction; customer satisfaction; contract awards or backlog; or other objective corporate or individual strategic or individual performance goals. Additionally, the compensation committee may select other measures of performance.
Corporate Transactions.   In the event we are a party to a merger, consolidation or a change in control transaction, outstanding awards granted under the 2014 Plan, and all shares acquired under the plan, will be subject to the terms of the definitive transaction agreement (or, if there is no such agreement, as determined by our compensation committee. Unless an award agreement provides otherwise, such treatment shall include (without limitation) any of the following with respect to each outstanding award:
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the continuation, assumption or substitution of an award by us or the surviving entity or its parent;

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the cancellation of options and stock appreciation rights without payment of any consideration;

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the cancellation of the awards in exchange for a payment equal to the product of the number of shares subject to the award multiplied by the excess, if any, of the per stock value of property that a holder of our common stock receives in the transaction over (if applicable) the exercise price of such award. Such payments may be subject to vesting based on a participant’s continued service; or

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the assignment of any repurchase, forfeiture or reacquisition rights in favor of us to the surviving entity or its parent.

The compensation committee has the discretion to provide that an award granted under the 2014 Plan will vest on an accelerated basis if a change in control of our company occurs or if the participant is subject to an involuntary termination, either at the time such award is granted or afterward.
A change in control includes:
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our merger or consolidation with or into another entity after which our stockholders own 50% or less of the voting power of the stock of the surviving entity or its parent;

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a sale or other disposition of all or substantially all of our assets; or

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an acquisition of more than 50% of our outstanding voting stock by any person or group.

The compensation committee is not required to treat all awards, or portions thereof, in the same manner.
Changes in Capitalization.   In the event that there is a change in the capital structure of our common stock, such as a stock split, reverse stock split, or dividend paid in common stock, proportionate adjustments will automatically be made to the kind and maximum number of shares:
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reserved for issuance under the 2014 Plan;

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by which the share reserve may increase automatically each year;

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subject to stock awards that can be granted to a participant in a year (as established under the 2014 Plan pursuant to Section 162(m) of the Code);

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that may be issued upon the exercise of incentive stock options; and

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covered by each outstanding option, stock appreciation right and stock unit, the exercise price applicable to each outstanding option and stock appreciation right, and the repurchase price, if any, applicable to restricted shares.

In the event that there is a declaration of an extraordinary dividend payable in a form other than our common stock in an amount that has a material effect on the price of our common stock, a recapitalization, a spin-off or a similar occurrence, the compensation committee may make such adjustments as it deems appropriate, in its sole discretion, to one or more of the foregoing.
Amendments or Termination.   Our board of directors may amend or terminate the 2014 Plan at any time and for any or no reason. If our board of directors amends the 2014 Plan, it does not need to ask for stockholder approval of the amendment unless required by applicable law or exchange listing requirements. The 2014 Plan will continue in effect for 10 years from the date our board of directors originally approved the 2014 Plan, unless our board of directors decides to terminate the plan earlier or unless our board of directors and stockholders later approve an extension of this term.
Tax Aspects Under the Code
The following is a summary of the principal federal income tax consequences of certain transactions under the 2014 Plan, as amended by the Plan Amendment. It does not describe all federal tax consequences under the 2014 Plan, nor does it describe state or local tax consequences.
Incentive Options.   No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for us for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.
If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above (e.g., if the holding periods described above are not satisfied), the option is treated as a non-qualified option. In addition, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Options.   No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Stock Appreciation Rights.   The recipient of a grant of stock appreciation rights will not realize taxable income and we will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the exercise of a stock appreciation rights, the recipient will realize ordinary income equal to the amount of cash (including the amount of any taxes withheld) and the fair market value of any shares received at the time of exercise. In general, we will be entitled to a corresponding deduction, equal to the amount of income realized, subject to the limitations of Section 162(m) of the Code for covered employees.
Restricted Stock.   A participant who receives a grant of restricted stock will not recognize any taxable income at the time of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). A participant’s rights in restricted stock awarded under the plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. However, the participant may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the participant does not make a Section 83(b) election within 30 days of receipt of the restricted shares, the fair market value of the shares on the date the restrictions lapse, less any amount paid by the participant for such shares, will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse. We generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes.
Restricted Stock Units.   A participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of restricted stock units. Upon the delivery to a participant of Common Stock or cash in respect of restricted stock units, a participant generally recognizes ordinary compensation income equal to the fair market value of the shares as of the date of delivery or the cash amount less the purchase price (if any) paid by the participant. When the participant recognizes ordinary income, generally we will be entitled to a tax deduction in the same amount. Upon disposition of any shares acquired through a restricted stock unit award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.
Performance Cash Awards and Other Types of Awards.   With respect to performance cash awards and other awards under the 2014 Plan generally when the participant receives payment with respect to an award, the amount of cash and fair market value the stock or of any other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction in the same amount.
Parachute Payments.   The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on the Company’s Deductions.   As a result of Section 162(m) of the Code (as amended by the Tax Cuts and Jobs Act of 2017), our deduction for certain awards under the 2014 Plan may be limited to the extent that any covered employee, including the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table, receives compensation in an applicable year in excess of  $1 million, including performance-based compensation.

New Plan Benefits
No grants have been issued with respect to the additional shares to be reserved for issuance under the 2014 Plan, as amended by the Plan Amendment. The number of shares that may be granted to our Acting Chief Executive Officer, executive officers, non-employee directors (other than the automatically granted awards) and non-executive officers under the 2014 Plan, as amended by the Plan Amendment, is not determinable at this time, as such grants are subject to the discretion of the compensation committee. Information about the non-qualified stock options automatically granted to non-employee directors can be found herein under the heading “Director Compensation.” The following table provides information with respect to the number of shares granted under the 2014 Plan for the fiscal year ended December 31, 2020 to our executive officers, directors who are not executive officers, and employees during that period. Information about the number of shares granted to our named executive officers can be found herein under the heading “Outstanding Equity Awards at 2020 Fiscal Year-End.”
Name and Position	Number of Shares Underlying Awards
Stephen From – Executive Chairman; Former Chief Executive Officer	50,000
Sarah Romano – Chief Financial Officer	20,000
Michael Manzo – Vice President of Engineering	15,000
All executive officers as a group	85,000
All directors who are not executive officers, as a group	16,665
Employees as a group (excluding executive officers)	40,500
Total	142,165
Reference is hereby made to the “Equity Compensation Plan Information” table on page 25 of this Proxy Statement which is incorporated by reference into this Proposal 6 and provides certain details on our current plans.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the approval of the amendment of the 2014 Plan to increase the maximum number of shares authorized for issuance thereunder by 200,000 shares.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE 2014 PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 200,000 SHARES. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF THE AMENDMENT OF THE 2014 PLAN UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS
Owners of Common Stock in street name may receive a notice from their broker or bank stating that only one notice of internet availability of proxy materials, annual report or proxy statement will be delivered to multiple stockholders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate notice of internet availability of proxy materials, annual report or proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452 or by telephone at (781) 788-8869. In addition, any stockholder who receives multiple copies at the same address can request delivery of a single copy by notifying our investor relations department pursuant to the contact information provided above.

OTHER MATTERS
The board of directors does not know of any matters, other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.
THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY’S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2020. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2020 AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO EYEGATE PHARMACEUTICALS, INC., 271 WAVERLEY OAKS ROAD, SUITE 108, WALTHAM, MA 02452. A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS PRIOR TO THE ANNUAL MEETING AS WELL AS AT THE ANNUAL MEETING.

Appendix A
EYEGATE PHARMACEUTICALS, INC.
2014 EQUITY INCENTIVE PLAN
(marked to show proposed amendments)
ARTICLE 1.    INTRODUCTION.
The Board adopted the Plan to become effective immediately, although no Awards may be granted prior to the Registration Date. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Service Providers to focus on critical long-range corporate objectives, (b) encouraging the attraction and retention of Service Providers with exceptional qualifications and (c) linking Service Providers directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute ISOs or NSOs), SARs, Restricted Shares, Stock Units and Performance Cash Awards.
ARTICLE 2.    ADMINISTRATION.
2.1 General.    The Plan may be administered by the Board or one or more Committees. Each Committee shall have the authority and be responsible for such functions as have been assigned to it.
2.2 Section 162(m).    To the extent an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m), the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Code Section 162(m).
2.3 Section 16.    To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Exchange Act Rule 16b-3.
2.4 Powers of Administrator.    Subject to the terms of the Plan, and in the case of a Committee, subject to the specific duties delegated to the Committee, the Administrator shall have the authority to (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) determine whether and to what extent any Performance Goals have been attained, (d) interpret the Plan and Awards granted under the Plan, (e) make, amend and rescind rules relating to the Plan and Awards granted under the Plan, including rules relating to sub-plans established for the purposes of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, (f) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any Common Shares issued pursuant to an Award, including restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales, and (g) make all other decisions relating to the operation of the Plan and Awards granted under the Plan.
2.5 Effect of Administrator’s Decisions.    The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.
2.6 Governing Law.    The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

ARTICLE 3.    SHARES AVAILABLE FOR GRANTS.
3.1 Basic Limitation.    Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed the sum of (a) ~~8,040,123~~806,005 Common Shares, which includes (i) the ~~728,597~~48,573 Common Shares originally reserved and available for issuance under the Plan, plus (ii) ~~1,061,526~~140,765 Common Shares previously added through January 1, ~~2018~~2021 in accordance with the evergreen provision of Section 3.2 of the Plan, plus (iii) an additional ~~250,000~~16,667 Common Shares reserved and available for issuance under the Plan in accordance with an amendment dated as of June 21, 2017, plus (iv) an additional ~~6,000,000~~400,000 Common Shares reserved and available for issuance under the Plan in accordance with an amendment dated as of July 10, 2018, plus (v) an additional 200,000 Common Shares reserved and available for issuance under the Plan in accordance with an amendment dated as of June 24, 2021 and (b) the additional Common Shares described in Articles 3.2 and 3.3. The number of Common Shares that are subject to Stock Awards outstanding at any time under the Plan may not exceed the number of Common Shares that then remain available for issuance under the Plan. The numerical limitations in this Article 3.1 shall be subject to adjustment pursuant to Article 9.
3.2 Annual Increase in Shares.    As of the first business day of each fiscal year of the Company during the term of the Plan, commencing on the first day of the Company’s 2016 fiscal year, the aggregate number of Common Shares that may be issued under the Plan shall automatically increase by a number equal to the least of (a) 4% of the total number of Common Shares outstanding on the last calendar day of the prior fiscal year, (b) subject to adjustment under Article 9, ~~350,000~~23,333 Common Shares, or (c) a number of Common Shares determined by the Board.
3.3 Shares Returned to Reserve.    To the extent that Options, SARs or Stock Units granted under this Plan are forfeited or expire for any other reason before being exercised or settled in full, the Common Shares subject to such Options, SARs or Stock Units shall again become available for issuance under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued to the Participant in settlement of such SARs shall reduce the number available under Article 3.1 and the balance shall again become available for issuance under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued to the Participant in settlement of such Stock Units shall reduce the number available under Article 3.1 and the balance shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options or otherwise under the Plan are reacquired by the Company pursuant to a forfeiture provision, repurchase right or for any other reason prior to the shares having become vested, then such Common Shares shall again become available for issuance under the Plan. Common Shares applied to pay the Exercise Price of Options or to satisfy tax withholding obligations related to any Award shall again become available for issuance under the Plan. To the extent that an Award is settled in cash rather than Common Shares, the cash settlement shall not reduce the number of Shares available for issuance under the Plan.
3.4 Awards Not Reducing Share Reserve in Article 3.1.    Any dividend equivalents paid or credited under the Plan with respect to Stock Units shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Stock Units. In addition, Common Shares subject to Substitute Awards granted by the Company shall not reduce the number of Common Shares that may be issued under Article 3.1, nor shall shares subject to Substitute Awards again be available for Awards under the Plan in the event of any forfeiture, expiration or cash settlement of such Substitute Awards.
3.5 Code Section 162(m) and 422 Limits.    Subject to adjustment in accordance with Article 9:
(a)    The aggregate number of Common Shares subject to Options and SARs that may be granted under this Plan during any fiscal year to any one Participant shall not exceed ~~1,000,000~~66,667, except that the Company may grant to a new Employee in the fiscal year in which his or her Service as an Employee first commences Options and/or SARs that cover (in the aggregate) up to an additional ~~1,000,000~~66,667 Common Shares;
(b)    The aggregate number of Common Shares subject to Restricted Share awards and Stock Units that may be granted under this Plan during any fiscal year to any one Participant shall not exceed

~~1,000,000~~66,667, except that the Company may grant to a new Employee in the fiscal year in which his or her Service as an Employee first commences Restricted Share awards and Stock Units that cover (in the aggregate) up to an additional ~~1,000,000~~66,667 Common Shares;
(c)    No Participant shall be paid more than $6 million in cash in any fiscal year pursuant to Performance Cash Awards granted under the Plan; and
(d)    No more than ~~1,000,000~~806,005 Common Shares plus the additional Common Shares described in Article 3.2 may be issued under the Plan upon the exercise of ISOs.
ARTICLE 4.    ELIGIBILITY.
4.1 Incentive Stock Options.    Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Code Section 422(c)(5) are satisfied.
4.2 Other Awards.    Awards other than ISOs may only be granted to Service Providers.
ARTICLE 5.    OPTIONS.
5.1 Stock Option Agreement.    Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is intended to be an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
5.2 Number of Shares.    Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which number shall adjust in accordance with Article 9.
5.3 Exercise Price.    Each Stock Option Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A and, if applicable, Code Section 424(a).
5.4 Exercisability and Term.    Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become vested and/or exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that, except to the extent necessary to comply with applicable foreign law, the term of an Option shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated vesting and/or exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service.
5.5 Death of Optionee.    After an Optionee’s death, any vested and exercisable Options held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable Options held by the Optionee may be exercised by his or her estate.
5.6 Modification or Assumption of Options.    Within the limitations of the Plan, the Administrator may modify, reprice, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his or her rights or obligations under such Option.
5.7 Buyout Provisions.    The Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.
5.8 Payment for Option Shares.    The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased. In addition, the Administrator may, in its sole discretion and to the extent permitted by applicable law, accept payment of all or a portion of the Exercise Price through any one or a combination of the following forms or methods:
(a)    Subject to any conditions or limitations established by the Administrator, by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee with a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option will be exercised;
(b)    By delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company;
(c)    Subject to such conditions and requirements as the Administrator may impose from time to time, through a net exercise procedure;
(d)    By delivering a full-recourse promissory note, on such terms approved by the Administrator; or
(e)    Through any other form or method consistent with applicable laws, regulations and rules.
ARTICLE 6.    STOCK APPRECIATION RIGHTS.
6.1 SAR Agreement.    Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.
6.2 Number of Shares.    Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains, which number shall adjust in accordance with Article 9.
6.3 Exercise Price.    Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to a SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A.
6.4 Exercisability and Term.    Each SAR Agreement shall specify the date when all or any installment of the SAR is to become vested and exercisable. The SAR Agreement shall also specify the term of the SAR; provided that except to the extent necessary to comply with applicable foreign law, the term of a SAR shall not exceed 10 years from the date of grant. A SAR Agreement may provide for accelerated vesting and exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service.
6.5 Exercise of SARs.    Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.
6.6 Death of Optionee.    After an Optionee’s death, any vested and exercisable SARs held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee at the time of his or her death may be exercised by his or her estate.
6.7    Modification or Assumption of SARs.    Within the limitations of the Plan, the Administrator may modify, reprice, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, impair his or her rights or obligations under such SAR.
ARTICLE 7.    RESTRICTED SHARES.
7.1 Restricted Stock Agreement.    Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.
7.2 Payment for Awards.    Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, property, cancellation of other equity awards, full-recourse promissory notes, past services and future services, and such other methods of payment as are permitted by applicable law.
7.3 Vesting Conditions.    Each Award of Restricted Shares may or may not be subject to vesting and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. Such conditions, at the Administrator’s discretion, may include one or more Performance Goals. A Restricted Stock Agreement may provide for accelerated vesting upon certain specified events.
7.4 Voting and Dividend Rights.    The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders, unless the Administrator otherwise provides. A Restricted Stock Agreement, however, may require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest, or (b) be invested in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the shares subject to the Stock Award with respect to which the dividends were paid. In addition, unless the Administrator provides otherwise, if any dividends or other distributions are paid in Common Shares, such Common Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.
ARTICLE 8.    STOCK UNITS.
8.1 Stock Unit Agreement.    Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.
8.2 Payment for Awards.    To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.
8.3 Vesting Conditions.    Each Award of Stock Units may or may not be subject to vesting, as determined by the Administrator. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. Such conditions, at the Administrator’s discretion, may include one or more Performance Goals. A Stock Unit Agreement may provide for accelerated vesting upon certain specified events.
8.4 Voting and Dividend Rights.    The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, Stock Units awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the Stock Units to which they attach.
8.5 Form and Time of Settlement of Stock Units.    Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Administrator. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors, including Performance Goals. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units shall be settled in such manner and at such time(s) as specified in the Stock Unit Agreement. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 9.
8.6 Death of Recipient.    Any Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of Stock Units under the Plan may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.
8.7 Modification or Assumption of Stock Units.    Within the limitations of the Plan, the Administrator may modify or assume outstanding stock units or may accept the cancellation of outstanding stock units (whether granted by the Company or by another issuer) in return for the grant of new Stock Units for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Unit.
8.8 Creditors’ Rights.    A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.
ARTICLE 9.    ADJUSTMENTS; DISSOLUTIONS AND LIQUIDATIONS; CORPORATE TRANSACTIONS.
9.1 Adjustments.    In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding proportionate adjustments shall automatically be made in each of the following:
(a)    The number and kind of shares available for issuance under Article 3, including the numerical share limits in Articles 3.1, 3.2 and 3.5;
(b)    The number and kind of shares covered by each outstanding Option, SAR and Stock Unit; and
(c)    The Exercise Price applicable to each outstanding Option and SAR, and the repurchase price, if any, applicable to Restricted Shares.
In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Any adjustment in the number of and kind of shares subject to an Award under this Article 9.1 shall be rounded down to the nearest whole share, although the Administrator in its sole discretion may make a cash payment in lieu of a fractional share. Except as provided in this Article 9, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.
9.2 Dissolution or Liquidation.    To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.
9.3 Corporate Transactions.    In the event that the Company is a party to a merger, consolidation, or a Change in Control (other than one described in Article 14.6(d)), all Common Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. Unless an Award Agreement provides otherwise, the treatment specified in the transaction agreement or by the Administrator shall include (without limitation) one or more of the following with respect to each outstanding Award:
(a)    The continuation of such outstanding Awards by the Company (if the Company is the surviving entity);
(b)    The assumption of such outstanding Awards by the surviving entity or its parent, provided that the assumption of an Option or a SAR shall comply with applicable tax requirements;
(c)    The substitution by the surviving entity or its parent of an equivalent award for outstanding Awards (including, but not limited to, an award to acquire the same consideration paid to the holders of Common Shares in the transaction), provided that the substitution of an Option or a SAR shall comply with applicable tax requirements;
(d)    The cancellation of outstanding Options and SARs without payment of any consideration. The Optionees shall be able to exercise such Options and SARs (to the extent the Options and SARs are vested or become vested as of the effective date of the transaction) during a period of not less than five full business days preceding the closing date of the transaction, unless (i) a shorter period is required to permit a timely closing of the transaction and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of the transaction;
(e)    Full exercisability of outstanding Options and SARs and full vesting of the Common Shares subject to Options and SARs, followed by cancellation of such Options and SARs. The full exercisability of such Options and SARs and full vesting of such Common Shares may be contingent on the closing of the transaction. The Optionees shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (i) a shorter period is required to permit a timely closing of such merger or consolidation and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of such merger or consolidation;
(f)    The cancellation of the Options and SARs and a payment to the Optionee with respect to each Share subject to the portion of the Award that is vested as of the transaction date equal to the excess of (A) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction, over (B) the per-share Exercise Price of the Option or SAR (such excess, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares, but only to the extent the application of such provisions does not adversely affect the status of the Option or SAR as exempt from Code Section 409A. If the Spread applicable to an Option or SAR is zero or a negative number, then the Option or SAR may be cancelled without making a payment to the Optionee;

(g)    The cancellation of outstanding Stock Units and a payment to the holder thereof with respect to each Common Share subject to the Stock Unit (whether or not such Stock Unit is then vested) equal to the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction (the “Transaction Value”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Transaction Value. In addition, such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Stock Units would have vested, and if required under applicable tax rules, such payment may be deferred until the settlement date specified in the Stock Unit Agreement. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares. In the event that a Stock Unit is subject to Code Section 409A, the payment described in this clause (g) shall be made on the settlement date specified in the applicable Stock Unit Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4); or
(h)    The assignment of any reacquisition or repurchase rights held by the Company in respect of an Award of Restricted Shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such reacquisition or repurchase rights.
For avoidance of doubt, the Administrator shall have the discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to provide for the acceleration of vesting upon the occurrence of a Change in Control, whether or not the Award is to be assumed or replaced in the transaction, or in connection with a termination of the Participant’s Service following a transaction.
Any action taken under this Article 9.3 shall either preserve an Award’s status as exempt from Code Section 409A or comply with Code Section 409A.
ARTICLE 10.    OTHER AWARDS.
10.1 Performance Cash Awards.    A Performance Cash Award is a cash award that may be granted subject to the attainment of specified Performance Goals during a Performance Period. A Performance Cash Award may also require the completion of a specified period of continuous Service. The length of the Performance Period, the Performance Goals to be attained during the Performance Period, and the degree to which the Performance Goals have been attained shall be determined conclusively by the Administrator. Each Performance Cash Award shall be set forth in a written agreement or in a resolution duly adopted by the Administrator which shall contain provisions determined by the Administrator and not inconsistent with the Plan. The terms of various Performance Cash Awards need not be identical.
10.2 Awards Under Other Plans.    The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.
ARTICLE 11.    LIMITATION ON RIGHTS.
11.1 Retention Rights.    Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Service Provider at any time, with or without cause, subject to applicable laws, the Company’s Restated Certificate of Incorporation and Amended and Restated Bylaws and a written employment agreement (if any).
11.2 Stockholders’ Rights.    Except as set forth in Article 7.4 or 8.4 above, a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.
11.3 Regulatory Requirements.    Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed necessary by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority will not have been obtained.
11.4 Transferability of Awards.    The Administrator may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law. Unless otherwise determined by the Administrator, Awards shall be transferable by a Participant only by (a) beneficiary designation, (b) a will or (c) the laws of descent and distribution. An ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.
11.5 Other Conditions and Restrictions on Common Shares.    Any Common Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Administrator may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Common Shares generally. In addition, Common Shares issued under the Plan shall be subject to such conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.
ARTICLE 12.    TAXES.
12.1 General.    As a condition to an Award under the Plan, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.
12.2 Share Withholding.    To the extent that applicable law subjects a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions including any restrictions required by SEC, accounting or other rules.
12.3 Section 162(m) Matters.    The Administrator, in its sole discretion, may determine whether an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m). The Administrator may grant Awards that are based on Performance Goals but that are not intended to qualify as performance-based compensation. With respect to any Award that is intended to qualify as performance-based compensation, the Administrator shall designate the Performance Goal(s) applicable to, and the formula for calculating the amount payable under, an Award within 90 days following commencement of the applicable Performance Period (or such earlier time as may be required under Code Section 162(m)), and in any event at a time when achievement of the applicable Performance Goal(s) remains substantially uncertain. Prior to the payment of any Award that is intended to constitute performance-based compensation, the Administrator shall certify in writing whether and the extent to which the Performance Goal(s) were achieved for such Performance Period. The Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable under an Award that is intended to constitute performance-based compensation.
12.4 Section 409A Matters.    Except as otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan either be exempt from, or comply with, the requirements of Code Section 409A. To the extent an Award is subject to Code Section 409A (a “409A Award”), the terms of the Plan, the Award and any written agreement governing the Award shall be interpreted to comply with the requirements of Code Section 409A so that the Award is not subject to additional tax or interest under Code Section 409A, unless the Administrator expressly provides otherwise. A 409A Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Code Section 409A(a)(1).
12.5 Limitation on Liability.    Neither the Company nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.
ARTICLE 13.    FUTURE OF THE PLAN.
13.1 Term of the Plan.    The Plan, as set forth herein, shall become effective on the Registration Date. The Plan shall remain in effect until the earlier of (a) the date when the Plan is terminated under Article 13.2 or (b) the 10th anniversary of the date when the Board adopted the Plan.
13.2 Amendment or Termination.    The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.
13.3 Stockholder Approval.    An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.
ARTICLE 14.    DEFINITIONS.
“Administrator” means the Board or any Committee administering the Plan in accordance with Article 2.
“Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
“Award” means any award granted under the Plan, including as an Option, a SAR, a Restricted Share, a Stock Unit or a Performance Cash Award.
“Award Agreement” means a Stock Option Agreement, an SAR Agreement, a Restricted Stock Agreement, a Stock Unit Agreement or such other agreement evidencing an Award granted under the Plan.
“Board” means the Company’s Board of Directors, as constituted from time to time.
“Change in Control” means:
(a)    Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities;
(b)    The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c)    The consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or
(d)    Individuals who are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means a committee of one or more members of the Board, or of other individuals satisfying applicable laws, appointed by the Board to administer the Plan.
“Common Share” means one share of the common stock of the Company.
“Company” means EyeGate Pharmaceuticals, Inc., a Delaware corporation.
“Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act of 1933, as amended.
“Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.
“Fair Market Value” means the closing price of a Common Share on any established stock exchange or a national market system on the applicable date or, if the applicable date is not a trading day, on the last trading day prior to the applicable date, as reported in a source that the Administrator deems reliable. If Common Shares are no longer traded on an established stock exchange or a national market system, the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate. The Administrator’s determination shall be conclusive and binding on all persons.
“ISO” means an incentive stock option described in Code Section 422(b).
“NSO” means a stock option not described in Code Sections 422 or 423.
“Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.
“Optionee” means an individual or estate holding an Option or SAR.

“Outside Director” means a member of the Board who is not an Employee.
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
“Participant” means an individual or estate holding an Award.
“Performance Cash Award” means an award of cash granted under Article 10.1 of the Plan.
“Performance Goal” means a goal established by the Administrator for the applicable Performance Period based on one or more of the performance criteria set forth in Appendix A. Depending on the performance criteria used, a Performance Goal may be expressed in terms of overall Company performance or the performance of a business unit, division, Subsidiary, Affiliate or an individual. A Performance Goal may be measured either in absolute terms or relative to the performance of one or more comparable companies or one or more relevant indices. The Administrator may adjust the results under any performance criterion to exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, (e) extraordinary, unusual or non-recurring items, (f) exchange rate effects for non-U.S. dollar denominated net sales and operating earnings, or (g) statutory adjustments to corporate tax rates; provided, however, that if an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m), such adjustment(s) shall only be made to the extent consistent with Code Section 162(m).
“Performance Period” means a period of time selected by the Administrator over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to a Performance Cash Award or an Award of Restricted Shares or Stock Units that vests based on the achievement of Performance Goals. Performance Periods may be of varying and overlapping duration, at the discretion of the Administrator.
“Plan” means this EyeGate Pharmaceuticals, Inc. 2014 Equity Incentive Plan, as amended from time to time.
“Registration Date” means February 2, 2015, the effective date of the initial registration statement filed by the Company with the Securities and Exchange Commission pursuant to Form S-1.
“Restricted Share” means a Common Share awarded under the Plan.
“Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.
“SAR” means a stock appreciation right granted under the Plan.
“SAR Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.
“Service” means service as an Employee, Outside Director or Consultant.
“Service Provider” means any individual who is an Employee, Outside Director or Consultant.
“Stock Award” means any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.
“Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.
“Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

“Stock Unit Agreement” means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
“Substitute Awards” means Awards or Common Shares issued by the Company in assumption of, or substitution or exchange for, Awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Company or any Affiliate or with which the Company or any Affiliate combines to the extent permitted by NASDAQ Marketplace Rule 5635 or any successor thereto.

APPENDIX A
PERFORMANCE CRITERIA
The Administrator may establish Performance Goals derived from one or more of the following criteria when it makes Awards of Restricted Shares or Stock Units that vest entirely or in part on the basis of performance or when it makes Performance Cash Awards:
• Earnings (before or after taxes)	• Sales or revenue (using a measure thereof that complies with Section 162(m))
• Earnings per share	• Expense or cost reduction
• Earnings before interest, taxes and depreciation	• Working capital
• Earnings before interest, taxes, depreciation and amortization	• Economic value added (or an equivalent metric)
• Total stockholder return	• Market share
• Return on equity or average stockholders’ equity	• Cash measures including cash flow and cash balance
• Return on assets, investment or capital employed	• Operating cash flow
• Operating income	• Cash flow per share
• Gross margin	• Share price
• Operating margin	• Debt reduction
• Net oprating income	• Customer satisfaction
• Net operating income after tax	• Stockholders’ equity
• Return on operating revenue	• Contract awards or backlog
• Objective corporate or individual strategic goals	• Objective individual performance goals

•
To the extent that an Award is not intended to comply with Code Section 162(m), other measures of performance selected by the Administrator

EYEGATE PHARMACEUTICALS, INC. 271 WAVERLEY OAKS ROAD, SUITE 108 WALTHAM, MA 02452 VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 23, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 23, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D52504-P57224 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY EYEGATE PHARMACEUTICALS, INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR the following: All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Election of Directors Nominees: Stephen From I. Keith Maher, MD !!! The Board of Directors recommends you vote FOR proposal 2. For Against Abstain To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement. !!! The Board of Directors recommends you vote 1 year on the following proposal: 1 Year 2 Years 3 Years Abstain To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers. !!!! The Board of Directors recommends you vote FOR proposals 4, 5 and 6. For Against Abstain To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending!!! December 31, 2021. To approve the issuance of up to 3,127,303 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) upon the!!! conversion of shares of Series D Convertible Preferred Stock of the Company (the “Series D Preferred Stock”) issued and to be issued in connection with the Company’s acquisition of Panoptes Pharma Ges.m.b.H. in December 2020 in accordance with Nasdaq Listing Rule 5635(a). To approve an amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder!!! by 200,000 shares. NOTE: Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.comEYEGATE PHARMACEUTICALS, INC.Annual Meeting of StockholdersJune 24, 2021 1:00 PMThis proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Stephen From and Sarah Romano, or either of them, as proxies, each with the power to appoint (his/ her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EYEGATE PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, EDT on June 24, 2021 at the offices of EyeGate Pharmaceuticals, Inc. at 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side